                                                                    EXHIBIT 10.4
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--------------------------------------------------------------------------------


                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

                          (Residential Mortgage Loans)

                                    BETWEEN
                           T.A.R.  Preferred Mortgage
                                 as the Company

                                      AND

                    PNC Mortgage Bank, National Association
                                  as the Bank



                      ------------------------------------

                     Dated as of ____________________, 19__



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                   ARTICLE I
                                  DEFINITIONS
     Section 1.1  Defined Terms..................................................    1
     Section 1.2  Other Definitional Provisions..................................    6

                                   ARTICLE II
                                   THE CREDIT

     Section 2.1  The Commitment.................................................    6
     Section 2.2  Procedures for Obtaining Advances..............................    7
     Section 2.4  Interest & Transaction Fees....................................    8
     Section 2.5  Principal Payments.............................................    9
     Section 2.6  Expiration and/or Termination of Commitment....................   10
     Section 2.7  Method of Making Payments; Reductions in Commitment............   10
     Section 2.8  Late Payment Fees..............................................   11
     Section 2.9  Commitment Fee.................................................   11
     Section 2.10 Net Payments; Reduced Return...................................   11

                                  ARTICLE III
                                   COLLATERAL
     Section 3.1  Assignments and Grant of Security Interest.....................   12
     Section 3.2  Delivery of Additional Collateral or Mandatory Prepayment......   12
     Section 3.3  Right of Redemption from Pledge................................   13
     Section 3.4  Collection and Servicing Rights................................   13
     Section 3.5  Return of Collateral at End of Commitment......................   13

                                   ARTICLE IV
                              CONDITIONS PRECEDENT
     Section 4.1  Initial Advance................................................   13
     Section 4.2  Each Advance...................................................   15

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     Section 5.1  Organization; Good Standing; Subsidiaries......................   16
     Section 5.2  Authorization and Enforceability...............................   16


     Section 5.3  Approvals..................................................   16
     Section 5.4  Financial Condition........................................   17
     Section 5.5  Litigation.................................................   17
     Section 5.6  Compliance with Laws.......................................   17
     Section 5.7  Regulation U...............................................   17
     Section 5.8  Investment Company Act.....................................   17
     Section 5.9  Payment of Taxes...........................................   17
     Section 5.10 Agreements.................................................   17
     Section 5.11 Title to Properties........................................   18
     Section 5.12 ERISA......................................................   18
     Section 5.13 Eligibility................................................   18
     Section 5.14 Special Representations Concerning Collateral..............   19
     Section 5.15 Warehouse Line Application.................................   21

                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS

     Section 6.1  Payment of Note............................................   21
     Section 6.2  Financial Statements and Other Reports.....................   21
     Section 6.3  Maintenance of Existence; Conduct of Business..............   21
     Section 6.4  Compliance with Applicable Laws............................   23
     Section 6.5  Inspection of Properties and Books.........................   23
     Section 6.6  Notice.....................................................   23
     Section 6.7  Payment of Debt, Taxes, etc................................   24
     Section 6.8  Insurance..................................................   38
     Section 6.9  Insured Closings...........................................   24
     Section 6.10 Subordination of Certain Indebtedness......................   24
     Section 6.11 Other Loan Obligations.....................................   24
     Section 6.12 Use of Proceeds of Advances................................   25
     Section 6.13 Special Affirmative Covenants Concerning Collateral........   25

                                   ARTICLE VII
                               NEGATIVE COVENANTS
     Section 7.1  Indebtedness...............................................   26
     Section 7.2  Sale or Pledge of Servicing Contracts......................   26
     Section 7.3  Merger; Sale of Assets; Acquisitions; Change in Control;
                    Change of Senior Management..............................   26
     Section 7.4  Deferral of Subordinated Debt..............................   26
     Section 7.5  Loss of Eligibility........................................   26
     Section 7.6  Proforma Debt to Adjusted Tangible Net Worth Ratio.........   26
     Section 7.7  Minimum Adjusted Tangible Net Worth........................   26

     Section 7.8  Loans to Officers, Employees and Shareholders..............   26
     Section 7.9  Special Negative Covenants Concerning Collateral...........   26

                                  ARTICLE VIII
                               DEFAULTS; REMEDIES

     Section 8.1  Events of Default..........................................   28
     Section 8.2  Remedies...................................................   30
     Section 8.3  Application of Proceeds....................................   31
     Section 8.4  Bank Appointed Attorney-in-Fact............................   32
     Section 8.5  Right of Set-Off...........................................   32
     Section 8.6  Reasonable Assurances......................................   32

                                   ARTICLE IX
                      REIMBURSEMENT OF EXPENSES; INDEMNITY

     Section 9.1  Cost of Enforcement........................................   33
     Section 9.2  Payments of Taxes..........................................   33
     Section 9.3  Indemnification............................................   34

                                   ARTICLE X
                       DELIVERIES OF COLLATERAL DOCUMENTS


                                   ARTICLE XI
                                 MISCELLANEOUS

     Section 11.1  Relationship of Parties...................................   34
     Section 11.2  Recourse..................................................   35
     Section 11.3  Notices...................................................   35
     Section 11.4  Terms Binding Upon Successors; Survival...................   35
     Section 11.5  Assignment................................................   35
     Section 11.6  Amendments................................................   36
     Section 11.7  No Waiver; Remedies Cumulative............................   36
     Section 11.8  Invalidity................................................   36
     Section 11.9  Participations............................................   36
     Section 11.10 lntegration...............................................   36
     Section 11.11 Additional Instruments, etc...............................   36
     Section 11.12 Governing Law.............................................   36
     Section 11.13 Company Information.......................................   37

EXHIBIT A Promissory Note
EXHIBIT B Guaranty
EXHIBIT C Request for Advance Under Warehouse Line of Credit
EXHIBIT D Procedures and Documentation for Warehousing Residential Mortgage
          Loans
EXHIBIT E List of Servicing Contracts
EXHIBIT F Subordination of Debt Agreement
EXHIBIT G Subsidiaries
EXHIBIT H Bailee Agreement
EXHIBIT I Form of Legal Opinion by Counsel to Company
EXHIBIT J Irrevocable Instructions for Payment
EXHIBIT K Power of Attorney to Indorse Negotiable Instruments

                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     THIS WAREHOUSING CREDIT AND SECURITY AGREEMENT (the "Agreement"), dated as of December 6, 1995 by and between T.A.R. Preferred Mortgage, a corporation
   ----------------
organized under the laws of California, having its principal office at 19702 MacArthur Blvd., Suite 200, Irvine, CA 92715 (the "Company" or the "Borrower"), and PNC Mortgage Bank, National Association, a national bank organized under the laws of the United States having an office at 440 North Fairway Drive, Vernon Hills, Illinois 60061 (the "Bank").

     WHEREAS, the Company has requested the Bank, and the Bank is willing, to extend a revolving warehousing line of credit to the Company to finance the making of residential mortgage loans, and the parties desire to set forth herein the terms and conditions under which Advances under the revolving warehousing line of credit shall be made and security provided for the repayment thereof;

     NOW, THEREFORE, the parties hereto hereby agree as follows:



                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1  Defined Terms.
                  -------------

     Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

     "Adjusted Tangible Net Worth" means with respect to any Person at any date,
      ---------------------------
the Tangible Net Worth of such person at such date minus deferred excess service fees, plus that portion of Subordinated Debt not due within one year of such date, plus the product obtained by multiplying one hundred basis points (0.0100) times the principal balance of loans being serviced at such date by the Company.

     "Advance" means a disbursement by the Bank under the Commitment, including
      -------
readvances of funds previously advanced to the Company and repaid to the Bank.

     "Advance Request" has the meaning set forth in Section 2.2(a) hereof.
      ---------------

     "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules
      ---------
and Regulations
under the Exchange Act.

     "Agreement" means this Warehousing Credit and Security Agreement, either as
      ---------
originally executed or as it may from time to time be supplemented, modified or amended.

     "Bank" has the meaning set forth in the first paragraph of this Agreement.
      ----

     "Base Rate" has the meaning set forth in Section 2.4 (a) hereof.
      ---------

     "Business Day" means any day excluding Saturday, Sunday and any day which
      ------------
is a legal holiday under the laws of the State of Illinois.

     "Collateral" has the meaning set forth in Section 3.1 hereof.
      ----------

     "Collateral Documents" has the meaning set forth in Section 2.2(b) hereof.
      --------------------

     "Commitment" has the meaning set forth in Section 2.1 (a) hereof.
      ----------

     "Commitment Fee" has the meaning set forth in Section 2.9 hereof.
      --------------

     "Company" has the meaning set forth in the first paragraph of this
      -------
Agreement.

     "Conventional Mortgage Loan" means a Mortgage loan other than a FHA-insured
      --------------------------
or VA-guaranteed Mortgage Loan.

     "Custodian" means the organization which holds documents relating to pooled
      ---------
Mortgage Loans on the Company's and GNMA's, FNMA's or FHLMC's behalf.

     "Debt" means, with respect to any Person, at any date (a) all indebtedness
      ----
or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; (c) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, to pay or advance money or property as guarantor, endorser, or otherwise (except as endorser of negotiable instruments for collection in the ordinary course of business), or which such Person has agreed to purchase or otherwise acquire; and
(d) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by a Lien on any property owned or being purchased by such Person (even though such Person has not assumed or otherwise become liable for the payment of such indebtedness) to the extent that such indebtedness would not be otherwise counted as a liability for purposes of determining the Tangible Net Worth of such Person and to the extent that such indebtedness does not exceed the net book value for such property.

     "Default" means the occurrence of any event or existence of any condition
      -------
which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time and any successor statute.

     "Event of Default" means any of the conditions or events set forth in
      ----------------
Section 8.1 hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, and any successor statute.

     "Federal Funds Rate" means the average weighted rate of interest at which
      ------------------
overnight federal fund transactions with member banks of the Federal Reserve System a traded as published on the next succeeding business day by the Federal Reserve Bank of New York.

     "FHA" means The Federal Housing Administration of the United States
      ---
Department of Housing and Urban Development and any successor hereto.

     "FHLMC" means The Federal Home Loan Mortgage Corporation and any successor
      -----
thereto.

     "FICA" means the Federal Insurance Contributions Act.
      ----

     "Floating Rate" has the meaning set forth in Section 2.4(a) hereof.
      -------------

     "FNMA" means The Federal National Mortgage Association and any successor
      ----
thereto.

     "GAAP" means generally accepted accounting principles set forth in the
      ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "Gestation Repo" means a Mortgage Loan eligible for a repurchase agreement
      --------------
covering the time between the date the issuing Custodial submits documents to GNMA, FNMA, or FHLMC for initial pool certification and the date the new security is actually issued.

     "GNMA" means Government National Mortgage Association or any successor
      ----
thereto.

     "Guarantors" mean Todd Rodriguez.
      ----------

     "HUD" means the United States Department of Housing and Urban Development
      ---
or any successor thereto.

     "Indemnified Liabilities" has the meaning set forth in Section 9.3 hereof.
      -----------------------

     "Insurer" means FHA, VA or a private mortgage insurer, as applicable.
      -------

     "Internal Revenue Code" means the Internal Revenue Code of 1986, or any
      ---------------------
subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

     "Investor" means FNMA, FHLMC or GNMA or a financially responsible private
      --------
institution (which is deemed acceptable by the Bank in its sole discretion) purchasing Mortgage Loans from the Company pursuant to a Purchase Commitment.

     "Jumbo Loan" means a loan in excess of $203,150.00.
      ----------

     "Lien" means any lien, mortgage, deed of trust, pledge, security interest,
      ----
charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "Margin Stock" has the meaning assigned to that term in Regulation U of the
      ------------
Board of Governors of the Federal Reserve System as in effect front time to time.

     "Mortgage" means either (1) a first-lien mortgage, deed of trust, security
      --------
deed or similar instrument on improved real property; or (2) a second-lieu mortgage, deed of trust, security deed or similar instrument on improved real property insured under Title I of the National Housing Act, 12 U.S.C. 1701 et seq.

     "Mortgage Loan" means any loan evidenced by a Mortgage Note.  A Mortgage
      -------------
Loan, unless otherwise expressly stated herein, means a Residential Mortgage
Loan.

     "Mortgage Loan Documents" means the Mortgage, Mortgage Note, credit and
      -----------------------
closing packages, disclosures, and all other files, records and documents necessary to establish the eligibility of the Mortgage Loans for mortgage insurance or guarantee by an Insurer or for purchase by an Investor.

     "Mortgage Note" means a note secured by a Mortgage and evidencing a
      -------------
Mortgage Loan.

     "Mortgage Note Amount" means the outstanding unpaid principal amount of a
      --------------------
Mortgage

Note at the time such Mortgage Note is pledged to the Bank.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA which is maintained for employees of the Company or a Subsidiary of the Company.

     "Nonconforming Mortgage Loan" means a First Mortgage Loan which does not
      ---------------------------
conform to the eligibility requirements of FNMA or FHLMC with respect to the credit rating of the mortgagor, but which is underwritten and approved by an Investor prior to funding, and which is to be sold to the Investor on a servicing-released basis; provided that in no event shall its original principal amount exceed Six Hundred Thousand Dollars ($600,000).

     "Note" has the meaning set forth in Section 2.3 hereof.
      ----

     "Notices" has the meaning set forth in Article 9 hereof.
      -------

     "Officers' Certificate" means a certificate executed on behalf of the
      ---------------------
Company by its chief financial officer or its treasurer.

     "Person" means and includes natural persons, corporations, limited
      ------
partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Plans" has the meaning set forth in Section 5.12 hereof.
      -----

     "Pledged Mortgages" has the meaning set forth in Section 3.1 (a) hereof.
      -----------------

     "Purchase Commitment" means a written commitment, in form and substance
      -------------------
satisfactory to the Bank, issued in favor of the Company by an Investor pursuant to which that Investor commits to purchase one or more Mortgage Loans, along with the related correspondent or whole loan purchase agreement by and between the Company and the Investor, in form and substance satisfactory to the Bank, governing the terms and conditions of any such purchases.

     "Redemption Amount" has the meaning set forth in Section 3.3 hereof.
      -----------------

     "Residential Mortgage Loan" means a Mortgage Loan secured by a Mortgage
      -------------------------
covering improved real property containing a one- to four-family residence.

     "Servicing Contracts" means the rights and obligations of the Company, as
      -------------------
servicer, pursuant to the Servicing Contracts identified on Exhibit E attached
                                                            ---------
hereto or made part hereof, as the same may be revised from time to time, or such other servicing contract to which Company is or may be a party, to administer, collect the payments for the reduction of principal and application of interest, pay taxes and insurance, remit collected payment, provide foreclosure services, provide full escrow administration and any other obligations required by any Investor or Insurer in, of or for the Mortgage Loans pursuant to the Servicing Agreements, together with the right to receive the servicing fee and any ancillary fees arising from or connected to the Mortgage Loans.

     "Statement Date" has the meaning set forth in Section 4.1(a)(7) hereof.
      --------------

     "Subordinated Debt" means Debt of the Company which has been subordinated
      -----------------
as provided in Sections 4.1(h) or 6.10 hereof.

     "Subsidiary" means any corporation, association or other business entity in
      ----------
which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Tangible Net Worth" means with respect to any Person at any date, the
      ------------------
excess of the total assets over total liabilities of such person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 5.4 hereof, plus that portion of Subordinated Debt not due within one year of such date plus the reserve for loan losses, provided that, for purposes of this Agreement, there shall be excluded from total assets, those assets of any Person which, if such Person were a HUD mortgagee, would be deemed by HUD to be non-acceptable by calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees."

     "VA" means the Department of Veterans Affairs and any successor thereto.
      --

     "Wet Settlement" means a closing or settlement of a Residential Mortgage
      --------------
Loan wherein the Bank is requested to make an advance to the Company based upon delivery of the Collateral Documents to a third person as agent for or on behalf of the Bank, but prior to examination of the Collateral Documents by the Bank.

     Section 1.2 Other Definitional Provisions.
                 -----------------------------

     1.2(a) Accounting terms not otherwise defined herein shall have the meanings given them under GAAP.

     1.2(b) Defined terms may he used in the singular or the plural, as the context requires.

                                   ARTICLE II
                                   THE CREDIT

     Section 2.1 The Commitment.
                 --------------

     2.1(a) Subject to the terms and conditions of this Agreement and provided no Default has occurred and is continuing, the Bank agrees, from time to time during the period from the date hereof to the expiration date (unless such period is earlier determined pursuant hereto) make Advances to, or on behalf of the Company or its designee, provided the total aggregate principal amount which is (i) outstanding at any one time of all such Advances shall not exceed Five Million Dollars ($5,000,000) and (ii) advanced in any one (1) day shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000) without written request by the Company and subsequent approval by an officer of the Bank. The obligation of the Bank to make Advances hereunder up to such limits or the amount to which such limit may be reduced pursuant to Section 2.7(b) hereof, is hereinafter referred to as the "Commitment". Within the Commitment, the Company may borrow, repay and reborrow. Notwithstanding the foregoing, the Bank shall not be obligated to make Advances hereunder at all or up to any specified aggregate limit unless the Company elects to pay the Commitment Fee specified in
Section 2.9 hereof, in which event this Agreement shall govern any Advances that the Bank from time to time elects in its sole discretion to make to the Company.

     2.1(b) Advances shall be used by the Company solely for the purpose of funding the origination of Mortgage Loans and shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2, against the pledge of such Mortgage Loans. No Advance shall be made against any Mortgage Loan which is not covered by a Purchase Commitment. Such Purchase Commitment shall include a direction by the Company to the Investor of such Mortgage Loan to pay the purchase price of such Mortgage Loan to the Bank.

     2.1(c)  No Advance shall exceed ninety-eight percent (98%) of the lower of
(i) the Mortgage Note Amount or (ii) the committed purchase price set forth in the Purchase Commitment for the related Mortgage Loan which is originated with the proceeds of such Advance.

     2.1(d) The aggregate amount of Advances for Jumbo loans shall not exceed Two Million Dollars ($2,000,000) at any time.

     2.1(e) The aggregate amount of Advances for Wet Settlement shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) at any one time.

     2.1(f) The aggregate amount of Advances for Second Mortgages shall not exceed Four Million Dollars ($4,000,000)) at any one time.

     Section 2.2  Procedures for Obtaining Advances.
                  ---------------------------------

     2.2(a) The Company may obtain an Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.2. Requests for Advances shall be initiated by the Company by delivering to the Bank a completed and signed request for an Advance (an "Advance Request") on the then current form therefor approved by the Bank. The current form in use by the Bank is set forth in Exhibit C hereto. The Bank shall have the right to revise or supplement approved forms of Advance Request by giving notice thereof to the Company.

     2.2(b) The procedures to be followed by the Company in making an Advance Request, and the document relating to the Collateral described in the Advance Request (the "Collateral Documents") required to be delivered to the Bank, shall consist of those set forth in the following described Exhibit attached hereto and hereby made part hereof: Procedures and Documentation for Warehousing Residential Mortgage loans, as set forth in Exhibit D hereto. Unless the related Advance is no longer outstanding, the Company shall require the remaining Collateral Documents, as set forth in the aforementioned Exhibit D, to be furnished to the Bank within three (3) Business Days after the date of the Wet Settlement.

     The Bank shall have the right, on not less than three (3) Business Days prior notice to the Company, to modify said Exhibit(s) to conform to current legal requirements or Bank practices, and, as so modified, said Exhibit shall be deemed part hereof.

     2.2(c) Before funding any Advance, the Bank shall have a reasonable time to examine each Advance Request and the Collateral Documents to be delivered prior to the Advance, as set forth in Exhibits D hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase commitment.

     2.2(d) To make an Advance, the Bank shall (i) wire funds to the closing agent or authorize payment of the Company's draft upon compliance by the Company with the terms of this Agreement and shall immediately thereafter debit said account for the amount of the Advance and transmit such amount in accordance with the procedures described herein.

     2.2(e) All Advances under this Agreement shall constitute a single indebtedness and all of the Collateral shall be security for the Note and for the performance of all obligations of the Company to the Bank.

     Section 2.3  Note.  The Company's obligation to pay the principal of, and
                  ----
interest on, all Advances made by the Bank shall be evidenced by the promissory note (the "Note") of the Company dated as of the date hereof substantially in the form of Exhibit A attached hereto. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are incorporated herein.

     Section 2.4  Interest & Transaction Fees.
                  ---------------------------

     2.4(a) The unpaid amount of each Advance shall bear interest, from the date of such Advance until paid in full, at a floating rate of interest (the "Floating Rate") from time to time (computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period) which is equal to two and one-half of one percent (2.5%) in excess of the prior month's average daily Federal Funds Rate. As used herein, the term "Federal Funds Rate" means the average weighted rate of interest at which
-------------------
federal fund transactions with member banks of the Federal Reserve system are traded as published on the next succeeding Business Day by the Federal Reserve Bank of New York. The prior month's available investable balances in non interest bearing accounts at the Bank or its designee may be used to offset interest expenses. The rate of interest on the portion of the line corresponding to the prior month's available investable balance will bear interest at one and three-quarters of one percent (1.75%) per annum.

     2.4(b) The Company shall pay the Bank a transaction fee equal to Thirty Dollars ($30) for each Advance processed by wire and Twenty Five Dollars ($25) for each Advance processed by draft under the terms of this Agreement.

     2.4(c) All interest and transaction fees will be deducted from the proceeds remitted from the Investor to the Bank on each individual loan. In the event the total sum of the Advance plus such fees and interest exceeds the remittance amount received from the Investor, the deficit amount shall be deemed in arrears and will be payable to the Bank on the second day of each month.

     2.4(d) The holder of the Note is hereby authorized to record the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of the Note and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided however, that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Company hereunder or thereunder.

     Section 2.5  Principal Payments.
                  ------------------

     2.5(a) The outstanding principal amount of each Advance shall be payable in full upon the earliest to occur of (i) demand, (ii) the occurrence of any event described in Section 2.5(c) hereof with respect to such Advance or (iii) expiration or termination of the Commitment.

     2.5(b) The Company shall have the right to prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty or advance notice.

     2.5(c) The Company shall be obligated to pay to the Bank, without the necessity of prior demand or notice from the Bank, and the Company authorizes the Bank to charge its account for, the amount of any outstanding Advance against a specific Mortgage Loan, upon the occurrence of any of the following events:

     (1) Sixty (60) calendar days elapse from the date the Mortgage Loan with respect to which the Advance was made was delivered to an Investor for examination and purchase, without the purchase being made unless an extension of an additional thirty (30) calendar days is granted by the Bank in its sole discretion, in which case repayment would be required ninety (90) calendar days from the time of the advance;

     (2) Ten (10) calendar days elapse from the date the Investor rejects for purchase the Mortgage Loan with respect to which the Advance was made;

     (3) One (1) Business Day elapses from the date the Collateral Documents relating to a Mortgage Loan against which an Advance was made, were required to be received by the Bank without the actual receipt thereof, or such Collateral Documents, upon examination by the Bank, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment;

     (4) Ten (10) Business Days elapse from the date a Collateral Document was delivered to the Company for correction or completion, without being returned to the Bank;

     (5) A default occurs under the Mortgage Loan with respect to which such Advance was made and remains uncured for a period of thirty (30) calendar days; and

     (6)  Upon sale of the Mortgage Loan.

Upon making such payment to the Bank, the Company shall be deemed to have redeemed such Mortgage Loan from pledge, and the Collateral Documents relating thereto shall be released by the Bank to the Company or to the Investor.

     Section 2.6  Expiration and/or Termination of Commitment.
                  -------------------------------------------

     2.6(a) Unless terminated earlier as permitted hereunder, the Commitment shall expire of its own term, and without the necessity of action by the Bank, on May 31, 1996.

     2.6(b) The Bank shall have the right, without cause, at any time to terminate the Agreement on not less than sixty (60) days' notice to the Company.

     2.6(c) The Bank shall have the right to terminate this Agreement and any line of credit extended to the Company pursuant to the terms of this Agreement, upon any adverse material change in the Company's financial condition as defined by the Bank in its sole discretion during the term of this Agreement. Such an adverse change of financial condition will include, but not be limited to the occurrence of any one or more of the events listed in Section 6.6 hereto.

     2.6(d) The Bank shall have the right from time to time and in its sole discretion, to extend the term of this Agreement. The length of any such extension shall also be determined in the Bank's sole discretion. Such extension may be made subject to the renegotiation of the terms hereunder and to any other such conditions as the Bank may deem necessary. Under no circumstances shall such an extension by the Bank be interpreted or construed as the Bank's forfeiture of any of its rights, entitlement or interest created hereunder. The Company acknowledges and understands that the Bank is under no obligation whatsoever to extend the term of this Agreement beyond its expiration date as originally stated in this Agreement.

     Section 2.7  Method of Making Payments; Reductions in Commitment.
                  ---------------------------------------------------

     2.7(a) Except as otherwise specifically provided herein, all payments hereunder shall be received by the Bank on the date when due and shall be made in lawful money of the United States of America in immediately available funds at the office of the Bank, at 440 North Fairway Drive, Vernon Hills, Illinois 60061, or at such other place as the Bank from time to time shall designate. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, the interest thereon shall be payable at the applicable rate during such extension. Funds received by the Bank after 5:00 p.m. (Chicago, Illinois time) on a Business Day shall be deemed to have been paid by the Company on the next succeeding Business Day.

     2.7(b) The Company shall have the right, at any time and from time to time, effective as of the first day of any calendar month, to terminate in whole or permanently reduce in part, without premium or penalty, the amount of the Commitment in excess of the then outstanding principal amount of all Advances hereunder. The Company shall give written notice to the Bank designating the date of such termination or reduction not less than five (5) Business Days prior to the date such termination or reduction is to take effect, and the amount of any partial reduction of the Commitment shall be in an aggregate minimum amount of One Million Dollars ($1,000,000) or integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount.

     Section 2.8  Late Payment Fees.  In the event the Company fails to make any
                  -----------------
payment (whether of principal, interest or any other sum) on the date such payment is due and payable hereunder or under the Note, and such failure continues for more than five (5) days, the Company shall pay to the Bank, upon demand therefor, a late payment fee equal to five percent (5%) of the amount of such payment.

     Section 2.9  Commitment Fee.  As a condition to obtaining the Commitment,
                  --------------
the

Company agrees to pay to the Bank monthly in arrears on the second day of each month a Commitment Fee equal to one-quarter of one percent (1/4%) annualized of the average daily unused portion of $2,500,000 of the total Commitment.

     Section 2.10  Net Payments; Reduced Return.
                   ----------------------------

     2.10(a) All payments with respect to any Advance shall be made in such amounts as may be necessary in order that all such payments after withholding for or on account of any present or future taxes, levies, imports, duties or other similar charges of whatever nature imposed by any government or any political subdivision or taxing authority hereof, other than any taxes on or measured by the net income of the Bank pursuant to the state, federal and local tax laws of the jurisdiction where the Bank's principal office or offices or lending office or offices are located, compensate Bank for any additional cost or reduced amount receivable of making or maintaining advances as a result of such taxes, imports, duties or other charges.

     2.10(b) If, after the date hereof, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 30 days after demand by the Bank the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. Compensation due the Bank under this subsection (b) will only accrue after the Bank has notified the Company of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this subsection (b). A certificate of the Bank claiming compensation under this subsection (b) and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

                                  ARTICLE III
                                   COLLATERAL

     Section 3.1  Assignments and Grant of Security Interest.  As security for
                  ------------------------------------------
the payment of the Note and for the performance of all of the Company's obligations hereunder, the Company hereby grants to the Bank a security interest in all rights and interest of the Company in and to the following described property (collectively, the "Collateral"):

     3.1(a) All Mortgage loans, including all Mortgage Notes and Mortgages evidencing such Mortgage Loans and the related Mortgage loan Documents, which from time to time are delivered, or caused to be delivered, to the Bank (including delivery to a third party on behalf of the Bank) pursuant hereto or in respect of which an Advance has been made by the Bank hereunder (the "Pledged Mortgages");

     3.1(b) All mortgage insurance and all commitments issued by Insurers to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Company covering the Pledged Mortgages and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and Income, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, said Insurer commitments and the Purchase Commitments, and all other documents or instruments delivered to the Bank in respect of the Pledged Mortgages, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Mortgage;

     3.1(c) All right, title and interest of the Company in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other information and data of the Company relating to the Collateral;

     3.1(d) All property of the Company, in any form or capacity now or at any time hereafter in the possession or direct or indirect control of the Bank (including possession by a parent company, affiliate or subsidiary of the Bank); and

     3.1(e) All products and proceeds of any and all of the foregoing. In addition to the foregoing grant of a security interest to the Bank in the Collateral, the Company hereby assigns and delivers to the Bank all of the following: (i) the Company's right (but not any liabilities of the Company) under all Purchase Commitments now held or hereafter acquired by the Company covering Pledged Mortgages and all proceeds resulting from the sale of Pledged Mortgages pursuant thereto and (ii) all rights of the Company (but not any liabilities of the Company) with respect to the Investor. Upon the request of the Bank, the Company shall execute any further document or instrument requested by the Bank to further evidence or effectuate the assignments set forth in this subparagraph.

     Section 3.2  Delivery of Additional Collateral or Mandatory Prepayment.  In
                  ---------------------------------------------------------
the event that the Bank shall determine at any time that the value of the Collateral then pledged hereunder (such value being determined at such time as if then being pledged under Section 3.1(b) hereof) is less than the aggregate amount of the Advances then outstanding hereunder, the Company shall immediately
(a) deliver to the Bank for pledge hereunder additional Mortgage Loans, Purchase Commitments and other related Collateral satisfactory to the Bank (each valued at that time in accordance with Section 2.1(c) hereof) and/or cash, in aggregate amounts sufficient to cover the difference between the value of the Collateral pledged and the aggregate amount of

Advances outstanding hereunder, or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the value of the Collateral pledged hereunder.

     Section 3.3  Right of Redemption from Pledge.  Provided no Default has
                  -------------------------------
occurred and is continuing, the Company may redeem a Mortgage Loan from pledge, by either (i) paying, or causing an Investor to pay, to the Bank, for application to prepayment of the principal balance of the Note, an amount (the "Redemption Amount") equal to the then collateral value (each valued at that time in accordance with Section 2.1(c) hereof) of the Mortgage Loan to be released, but not less than the amount of the Advance made with respect to such Mortgage Loan or (ii) delivering substitute Collateral which, in addition to being acceptable to the Bank in its sole discretion, will when included with the Collateral, result in a collateral value (as determined in accordance with Section 2.1 (c) hereof) of all Collateral held by the Bank which is at least equal to the aggregate outstanding Advances.

     Section 3.4  Collection and Servicing Rights.  So long as no Event of
                  -------------------------------
Default shall have occurred, the Company shall be entitled to service, receive and collect directly all sums payable to the Company in respect of the Collateral, except amounts payable to the Company for the purchase by any Investor under a Purchase Commitment of any Mortgage Loans which are funded in whole or in part with the proceeds of any Advance, which amounts shall he paid directly to the Bank. The Company shall direct each Investor to pay the amounts payable for the purchase of such Mortgage Loans directly to the Bank. Following the occurrence of any Event of Default, the Bank shall thereafter he entitled to service, receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Bank in its discretion may, in its own name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall he under no obligation to do so,
(b) the Company shall, if the Bank so requests, forthwith pay to the Bank at its principal office or such other place as the Bank may designate all amounts thereafter received by the Company upon or in respect of any of the Collateral, advising the Bank as to the source of such funds, and (c) all amounts so received and collected by the Bank shall be held by it as part of the Collateral.

     Section 3.5  Return of Collateral at End of Commitment.  If (i) the
                  -----------------------------------------
Commitment shall have expired or been terminated, and (ii) no Advances, interest or other amounts evidenced by the Note or due under this Agreement shall be outstanding and unpaid, the Bank shall deliver or release all Collateral in its possession to the Company. The receipt of the Company for any Collateral released or delivered to the Company pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Bank shall hereafter be discharged from any liability or responsibility therefor.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     Section 4.1  Initial Advance.  The obligation of the Bank to make the
                  ---------------
initial Advance is subject to the satisfaction, in the sole discretion of the Bank, on or before the date thereof of the following conditions precedent:

     4.1(a) The Bank shall have received the following, all of which must be satisfactory in form and content to the Bank, in its sole discretion:

     (1)  The Note duly executed by the Company;

     (2)  The Guaranty, in the form attached hereto as Exhibit B, duly executed
                                                       ---------
by each of the Guarantors;

     (3) Certified copies of the Company's articles of incorporation and bylaws, and certificates of good standing dated no less recently than three (3) months prior to the date of the initial Advance;

     (4) A written opinion of counsel to the Company and each of the Guarantors (or of separate counsel at the option of the Company and the Guarantors) in form and content satisfactory to the Bank, dated as of, or prior to, the date of the initial Advance, addressed to the Bank, substantially in the form attached hereto as Exhibit I.
          ---------

     (5) An original resolution of the board of directors of the Company, certified as of the date of the initial Advance by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the Note, and all other instruments or documents to be delivered by the Company pursuant to this Agreement;

     (6) A certificate of the Company's corporate secretary as to the incumbency and authenticity of the signatures of the officers of the Company executing this Agreement and the Note and each Advance Request and all other instrument or document to be delivered pursuant hereto (the Bank being entitled to rely thereon until a new such certificate has been furnished to the Bank);

     (7) Original independently audited financial statements of the Company (and its Subsidiaries, on a consolidated basis) for the most recent fiscal year end containing a balance sheet and related statements of income and retained earnings (the "Statement Date") and changes in financial position for the period entered on the Statement Date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and acceptable to the Bank;

     (8) Financial statements of each of the Guarantors, signed by them, dated no less recently than three (3) months prior to the date of the initial Advance;

     (9) Copies of the certificates, documents or other written instruments which evidence the Company's eligibility described in Section 5.13 hereof, all in form and substance satisfactory to the Bank;

     (10) Copies of the Company's errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Bank, showing compliance by the Company as of the date of the initial Advance with the related provisions of Section 6.8 hereof; and

     (11) A copy of irrevocable instructions to the Investor stating that payment for the Mortgage Loan will be remitted to the Bank in the form of

Exhibit J.
---------

     4.1(b) At the sole discretion of the Bank, the Bank may require any director, officer or shareholder of the Company, all Affiliates of the Company or of any Subsidiary of the Company, and each of the Guarantors, to whom or to any of whom the Company shall be indebted as of the date of this Agreement, to execute a Subordination of Debt Agreement, in the form of Exhibit F hereto; and
                                                          ---------
the Bank shall have received an executed copy of said Subordination of Debt Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect as of the date of the Advance.

     Section 4.2  Each Advance.  The obligation of the Bank to make the initial
                  ------------
and each subsequent Advance is subject to the satisfaction, in the sole discretion of the Bank, as of the date of each such Advance, of the following additional conditions precedent:

     4.2(a) The Company shall have delivered to the Bank the Advance Request, and Collateral Documents called for under, and shall have satisfied the procedures set forth in, Sections 2.2(a) through 2.2(b) hereof and the applicable Exhibits hereto described in those Sections. All items delivered to the Bank must be satisfactory to the Bank in form and content, and the Bank may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment as provided in Section 2.2(c).

     4.2(b) The Bank shall have received evidence satisfactory to it as to the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Bank in the Collateral under the Uniform Commercial Code of the State of Illinois or other applicable law.

     4.2(c)  The representations and warranties of the Company contained in
Article V hereof shall be true and correct in all material respects as if made on and as of the date of each Advance.

     4.2(d) The Company and each of the Guarantors shall have performed all agreements to be performed by them hereunder and under the Guaranty, respectively, and after giving effect to the requested Advance, there shall exist no default hereunder.

     4.2(e) The Company shall not have (i) incurred any material liabilities, direct or contingent, other than in the ordinary course of its business, since the dates of the Company's most recent financial statements theretofore delivered to the Bank or (ii) experienced any other material adverse change in its business or operations.

     4.2(f) The Bank shall have received from counsel for the Company or for each of the Guarantors or both, if requested by the Bank in its sole discretion, an updated opinion, in form and substance satisfactory to the Bank, addressed to the Bank and dated as of the date of such Advance, covering such of the matters set forth in Section 4.1(a)(4) hereto as the Bank may reasonably request.

     Acceptance of the proceeds of the requested Advance by the Company shall be deemed a representation by the Company that all conditions set forth in this
Section 4.2 shall have been satisfied as of the date of such Advance.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Bank to enter into this Agreement and make each Advance, the Company hereby represents and warrants to the Bank, as of the date of this Agreement and as of the date of each Advance Request, that:

     Section 5.1  Organization; Good Standing; Subsidiaries.  The Company and
                  -----------------------------------------
each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Company or any such Subsidiary. The Company has no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth the name of each such
         ---------         ---------
Subsidiary, place of incorporation, each state in which qualified as a foreign corporation, and the percentage ownership of the capital stock of each such Subsidiary by the Company.

     Section 5.2  Authorization and Enforceability.  The Company has the power
                  --------------------------------
and authority to execute, deliver and perform this Agreement, the Note and all other documents contemplated hereby or thereby. The Guarantors each have the power and capacity to execute, deliver and perform the Guaranty. The execution, delivery and performance by the Company of this Agreement, the Note and all other documents contemplated hereby or thereby and the making of the borrowing hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the articles of incorporation or by-laws of the Company, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Company, or result in or require the acceleration of any indebtedness of the Company pursuant to any agreement, instrument or indenture to which the Company is a party or by which the Company or its property may be bound or affected. This Agreement, the Note and all other documents contemplated hereby or thereby and the Guaranty constitute legal, valid, and binding obligations of the Company or of the Guarantors, respectively, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights.

     Section 5.3  Approvals.  The execution and delivery of this Agreement, the
                  ---------
Note and all other documents contemplated hereby or thereby and the performance of the Company's obligations hereunder and thereunder do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority.

     Section 5.4  Financial Condition.  The balance sheet of the Company (and,
                  -------------------
if applicable, its Subsidiaries, on a consolidated basis) as at the Statement Date, and the related statements of income and changes in shareholders' equity for the fiscal year ended on the Statement Date, heretofore furnished to the Bank, fairly present the financial condition of the Company (and its Subsidiaries) as at the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Company had, on the Statement Date, no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Bank in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company (and its Subsidiaries), nor is the Company aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

     Section 5.5  Litigation.  There are no actions, claims, suits or
                  ----------
proceedings pending, or to the knowledge of the Company, threatened or reasonably anticipated against or affecting the Company or any Subsidiary of the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets, licenses, qualifications or financial condition of the Company as a whole.

     Section 5.6  Compliance with Laws.  Neither the Company nor any Subsidiary
                  --------------------
of the Company is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company as a whole.

     Section 5.7  Regulation U.  The Company is not engaged principally, or as
                  ------------
one of its major activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

     Section 5.8  Investment Company Act.  The Company is not an "investment
                  ----------------------
company," or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     Section 5.9  Payment of Taxes.  The Company has filed or caused to be filed
                  ----------------
all federal, state and local income, excise, property and other tax returns with respect to the operations of the Company and its Subsidiaries which are required to be filed, all such returns are true and correct, and the Company has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due.

     Section 5.10  Agreements.  Neither the Company nor any Subsidiary of the
                   ----------
Company is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.4 hereof. Neither the Company nor any Subsidiary of the Company is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Company as a whole. No holder of any indebtedness of the Company or of any of its Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of the Company or of any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or of any of its Subsidiaries or any of its properties is pending, or to the knowledge of the Company, threatened.

     Section 5.11  Title to Properties.  The Company and each Subsidiary of the
                   -------------------
Company has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

     Section 5.12  ERISA.  All plans ("Plans") of a type described in Section
                   -----
3(3) of ERISA in respect of which the Company or any Subsidiary of the Company is an "Employer", as defined in Section 3(8) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Company nor any Subsidiary of the Company has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such plan, and no condition exists which presents a material risk to the Company or a Subsidiary of the Company of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

     Section 5.13  Eligibility.  The Company meets the application criteria set
                   -----------
forth in the Warehouse Line Application. The Company has all state and local permits, licenses, approvals, registrations and qualifications which it is required to have in order to make, purchase, sell or service the Mortgage Loans. The Company, if approved, is qualified and in good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

          5.13(a) GNMA approved issuer and servicer of Mortgage Loans guaranteed by GNMA.

          5.13(b) HUD approved lender, eligible to originate, purchase, hold, sell and service FHA-insured Mortgage Loans (and to participate in HUD's Direct Endorsement Mortgage Insurance Program).

          5.13(c) FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA.

          5.13(d) FHLMC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to FHLMC.

          5.13(e) Lender in good standing under the VA loan guarantee program eligible to originate (on an "automatic" basis), purchase, hold, sell and service VA-guaranteed Mortgage Loans.

     Section 5.14  Special Representations Concerning Collateral.  The Company
                   ---------------------------------------------
hereby represents and warrants to the Bank, as of the date of this Agreement and as of the date of each Advance Request, that:

          5.14(a) The Company owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Secured Party relating to this Agreement. The Company has no trade name.

          5.14(b) This Agreement, together with possession of the Mortgage Notes and a duly filed financing statement, creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or shall be taken at the time of the initial Advance hereunder.

          5.14(c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (and has not been obtained, delivered or filed, as applicable) either (i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Company or (ii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder, other than the filing of a financing statement which has been duly executed by the Company and delivered to Lender for filing.

          5.14(d) The principal office of the Company for purposes of Section 9-103 of the Uniform Commercial Code is located at the address set forth at the front of this Agreement.

          5.14(e) Each Mortgage Loan conforms to the requirements and the specifications set forth in the applicable Purchase Commitment and the related regulations, rules, requirements and/or handbooks of the applicable Investor and is eligible for sale to and insurance or guaranty by, respectively, the applicable Investor and the applicable insurer.

          5.14(f) The Mortgage Loan Documents have been duly executed by the mortgagor and create valid and legally binding obligations of the mortgagor, enforceable in accordance with their terms, except as may be limited by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and there are no rights of rescission, set-offs, counterclaims or other defenses with respect thereto. The full original principal amount of each Mortgage Loan (net of any discounts) has been fully advanced or disbursed to the mortgagor named therein. There is no requirement for future advances and except for loans insured under Section 203(k) of the National Housing Act, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied. To Company's knowledge and except as disclosed to Bank, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note, and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Company has not waived any default, breach, violation or event of acceleration. The terms of the Mortgage Loan have in no way been waived, impaired, changed or modified. To Company's knowledge and except as disclosed to Bank, all tax identifications and property descriptions are legally sufficient; tax segregation, where required, has been completed. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid.

          5.14(g) Each of the Mortgage Loans has been originated, made and serviced in material compliance with all industry standards, applicable Investor and Insurer requirements and all applicable federal, state and local statutes, regulations and rules, including, without limitation, the Federal Truth-in-Lending Act of 1968, as amended, and Regulation Z thereunder, the Federal Fair Credit Reporting Act, the Federal Equal Credit Opportunity Act, the Federal Real Estate Settlement Procedures Act of 1974, as amended, and Regulation X thereunder, and all applicable usury, licensing, real property, consumer protection and other laws.

          5.14(h) Each Conventional Mortgage Loan is insured as to payment defaults by a policy of primary mortgage guaranty insurance in the amount required where applicable, and by an insurer approved, by the applicable investor and all provisions of such primary mortgage guaranty insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Each Mortgage Loan which is represented by the Company to have, or to be eligible for, FHA insurance is insured, or eligible to be insured, pursuant to the National Housing Act. Each Mortgage Loan which is represented by the Company to be guaranteed, or to be eligible for guaranty, by the VA is guaranteed, or eligible to be guaranteed, under the provisions of Chapter 37 of Title 38 of the United States Code. As to each FHA insurance certificate or each VA guaranty certificate, the Company has complied with applicable provisions of the insurance for guaranty contract and federal statutes and regulations, all premiums or other charges due in connection with such insurance or guarantee have been paid, there has been no act or omission which would or may invalidate any such insurance or guaranty, and the insurance or guaranty is, or when issued, will be, in full force and effect with respect to each Mortgage Loan. There are no defenses, counterclaims, or rights of setoff affecting the Mortgage Loans or affecting the validity or enforceability of any private mortgage insurance or FHA insurance applicable to the Mortgage Loans or any VA guaranty with respect to the Mortgage Loans.

          5.14(i) Each of the Mortgage Loans presently is covered by a policy of hazard insurance (and flood insurance and insurance against other insurable risks and hazards as required by the applicable Investor and the agreements applicable to such Mortgage Loans), in amounts not less than outstanding principal balance of the Mortgage Loans or such maximum lesser amount as permitted by applicable law, all in a form usual and customary in the industry and which is in full force and effect, and all amounts required to have been paid under any such policy have been paid; and all taxes, assessments, ground rents or other applicable charges or fees due and payable as to each Mortgage Loan have been paid. Each Loan is covered by a valid and assignable, full fee, life of loan tax service contract, in full force and effect.

          5.14(j) A valid and enforceable title policy currently in full force and effect has been issued for each Mortgage Loan in an amount not less than the original principal amount of such Mortgage Loan, which title policy insures that the Mortgage relating thereto is either (i) a valid first lien on the property therein described and that the mortgaged property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage and otherwise in compliance with the requirements of the applicable Investor; or
(ii) if the Mortgage Loan is insured under Title I of the national Housing Act, a valid second lien on the property therein described and that the mortgaged property is free and clear of all encumbrances and liens (other than the first lien) having priority over the second lien of the Mortgage, and otherwise in compliance with the requirements of the applicable Investor.

          5.14(k) All escrow/custodial accounts have been established in accordance with the requirements of FHA, VA and the applicable Investor and Insurer and all other applicable laws and by the terms of the related Mortgages.

          5.14(l) There are no accrued liabilities of the Company with respect to the Mortgage Loans.

          5.14(m) The Company, all prior servicers and, if different, the originating mortgagee, have performed all obligations required of them to be performed under or pursuant to each of the Servicing Contracts and related requirements of the applicable Investor and Insurer and each other document or agreement relating to the Mortgage Loans by which the Company is bound, and no event has occurred and is continuing which, under the provisions of any such Servicing Contracts and related requirements of the applicable Investor or other document or agreement, but for the passage of time or the giving of notice, or both, would constitute an event of default thereunder.

          5.14(n) The books, records, accounts and reports of the Company with respect to the Mortgage Loans and Servicing Contracts have been prepared and maintained in accordance with all applicable Investor and Insurer requirements.

     Section 5.15  Warehouse Line Application.  All of the information set forth
                   --------------------------
in the Warehouse Line Application is true, accurate and complete.

                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS

     The Company agrees that so long as the Commitment is outstanding or there remain any obligations of the Company to be paid or performed under this Agreement or under the Note, the Company shall:

     Section 6.1  Payment of Note.  Punctually pay or cause to be paid the
                  ---------------
principal and interest on and all other amounts due and payable hereunder and under the Note in accordance with the terms hereof and thereof.

     Section 6.2  Financial Statements and Other Reports.  Deliver to the Bank:
                  --------------------------------------

          6.2(a) Upon request by the Bank, as soon as available and in any event within thirty (30) days after each calendar month, statements of income and changes in shareholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for the immediately preceding month, and related balance sheet as of the end of the immediately preceding month, all in reasonable detail and certified by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

          6.2(b) As soon as available and in any event within sixty (60) days after the close of each of the first three fiscal quarters of the Company in each fiscal year: statements of income and changes in shareholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the related balance sheet as at the end of such fiscal quarter, all in reasonable detail and certified by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

          6.2(c) As soon as available and in any event within ninety (90) days after the close of each fiscal year: a statement of income and changes in shareholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for such year, the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion of an accounting firm reasonably satisfactory to the Bank, or other independent public accountants of recognized standing selected by the Company and acceptable to the Bank, as to said financial statements and a certificate signed by the chief financial officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as at the end of, and for, such year.

          6.2(d) Together with each delivery of financial statements pursuant to Sections 6.2(b) and 6.2(c) hereof, an Officer's Certificate stating that the signatory or signatories thereto have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signatory or signatories thereto do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or if any Default existed or exists, specifying the nature and period of the existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto.

          6.2(e) As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Company, current financial statements of each of the Guarantors, signed by each of them, and dated not more than ninety (90) days prior to the date of required delivery to the Bank hereunder.

          6.2(f) Such other reports in respect of the Mortgage Loans, in such detail and at such times as the Bank in its discretion may request at any time or from time to time.

          6.2(g) Copies of all regular or periodic financial and other reports, if any, which the Company shall file with the Securities and Exchange Commission or any governmental agency successor thereto.

          6.2(h) Copies of all audits, examinations and reports concerning the operations of the Company from any Investor, Insurer or licensing authority.

          6.2(i) Any and all changes to the information set forth in the Warehouse Line Application to assure that the same continues to be true, accurate and complete.

          6.2(j) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company as the Bank may reasonably request.

          All financial statements and reports furnished to the Bank hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at, and for the period ended, the Statement Date (except to the extent otherwise required to conform to good accounting practice).

     Section 6.3  Maintenance of Existence; Conduct of Business.  Preserve and
                  ---------------------------------------------
maintain its corporate existence in good standing and all of its rights, privileges, licenses, qualifications and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as an approved lender and issuer as described under Section 5.13 hereof; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required by its Investors at any and all times for maintaining the Company's status as a FHA approved lender; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

     Section 6.4  Compliance with Applicable Laws.  Comply with the requirements
                  -------------------------------
of all applicable laws, rules, regulations and orders of any governmental authority and prudent industry standards, a breach of which could materially adversely affect its business, operations, assets, or financial condition or which could materially adversely impair the ability of Company to perform its obligation hereunder, except where contested in good faith and by appropriate proceedings.

     Section 6.5  Inspection of Properties and Books.  Permit authorized
                  ----------------------------------
representatives of the Bank, its parent company or affiliates to discuss the business, operations, assets and financial condition of the Company and its Subsidiaries with their officers and employees and to examine their books of account and make copies or extracts thereof, all at such reasonable times as the Bank may request. The Company will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly and fully any and all questions that the officers of the Bank or any authorized representatives of the Bank may address to them in reference to the financial condition or affairs of the Company and its Subsidiaries. The Company may have its representatives in attendance at any meetings between the officers or other representatives of the Bank and the Company accountants held in accordance with this authorization.

     Section 6.6  Notice.  Give prompt written notice to the Bank of (a) any
                  ------
action, suit or proceeding instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign), or any such proceedings threatened against the Company or any of its Subsidiaries in a writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax lien against it, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the actual or threatened suspension, revocation or termination of the Company's eligibility, in any respect, as an approved lender, and issuer as described under Section 5.13 hereof, (e) the suspension, revocation or termination of any existing credit or investor relationship made to the Company to facilitate the sale and/or origination of residential mortgages, (f) the transfer or loss of any Servicing Contract to which the Company is a party, or which is held for the benefit of the Company, and the reason for such transfer or loss, if known to the Company, (g) any demand by any Investor or Insurer for either the repurchase of a mortgage loan or indemnification and (h) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Company and its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Company is a party or to which the Company, its properties or assets may be subject.

     Section 6.7  Payment of Debt, Taxes, etc.  Pay and perform all obligations
                  ----------------------------
of the Company, and cause to be paid and performed all obligations of its Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company or its Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company and its Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued.

     Section 6.8  Insurance.  Will maintain (a) errors and omissions insurance
                  ---------
or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing FNMA, GNMA or FHLMC requirements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Bank, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within thirty (30) days after notice from the Bank, will obtain such additional insurance as the Bank shall reasonably require, all at the sole expense of the Company. Copies of all such policies shall be furnished to the Bank without charge upon request of the Bank.

     Section 6.9  Insured Closings.  Will obtain and maintain in effect at all
                  ----------------
times an insured closing letter from each title insurance company from which mortgagee title insurance is procured, indemnifying and holding the Company harmless from and against the failure of the agents and approved title attorneys of such title insurance companies to comply with the written closing instructions of the Company as to the Mortgage Loans pledged hereunder and will provide the Bank with evidence of the same from time to time upon request. The Company agrees to indemnify and hold the Bank harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of such title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Company or of the Bank relating to such Mortgage Loan. The Bank shall have the right to pre-approve the closing instructions of the Company to the title insurance company, agent or attorney in any case where the Mortgage Loan to be created at settlement is intended to be warehoused by the Company pursuant hereto.

     Section 6.10  Subordination of Certain Indebtedness.  Will cause any
                   -------------------------------------
indebtedness of the Company, incurred after the date of this Agreement, to any shareholder, director or officer of the Company, or to any Affiliate of the Company or of any Subsidiary of the Company, or to any Guarantor, to be subordinated to all obligations of the Company under this Agreement and the Note, by the execution of a Subordination of Debt Agreement in the form of

Exhibit F hereto
---------
and will deliver to the Bank an executed copy of said Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect.

     Section 6.11  Other Loan Obligations.  Will perform all obligations under
                   ----------------------
the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Company is bound or to which any of its property is subject, and will promptly notify the Bank in writing of the cancellation or reduction of any of its other mortgage warehousing lines of credit or agreements with any other lender.

     Section 6.12  Use of Proceeds of Advances.  Will use the proceeds of each
                   ---------------------------
Advance solely for the purpose of financing Mortgage Loans.

     Section 6.13  Special Affirmative Covenants Concerning Collateral.
                   ---------------------------------------------------

          6.13(a) The Company warrants and will defend the right, title and interest of the Bank in and to the Mortgage Loans against the claims and demands of all persons whomsoever.

          6.13(b) The Company shall service or cause to be serviced all Mortgage Loans in accordance with the standard requirements of the issuers of the respective Purchase Commitments covering the same and all applicable governmental requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Company shall service or cause to be serviced all Mortgage Loans in accordance with all applicable requirements of the issuers of the respective Purchase Commitments covering the same. The Company shall hold all escrow funds collected in respect of Mortgage Loans in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

          6.13(c) The Company shall execute and deliver to the Bank such Uniform Commercial Code financing statements with respect to the Collateral as the Bank may request. The Company shall also execute and deliver to the Bank such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Bank, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Bank under this Agreement. The Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Illinois, or any other applicable law, in addition to all rights provided for herein.

          6.13(d) The Company shall notify the Bank within two (2) Business Days of any default under, or of the termination of, or the rejection for purchase under, any Purchase Commitment relating to any Mortgage Loan.

          6.13(e) The Company will promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Company will cause to be delivered to the Investor the Mortgage Loans to be sold under each Purchase Commitment not later than the earlier of three (3) Business Days prior to the expiration thereof or three (3) Business Days prior to the deadline for acquisition of the Mortgage Loan by the Investor thereunder.

          6.13(f) The Company shall maintain, at its principal office or in a regional office approved by the Bank, or in the office of a computer service bureau engaged by the Company and approved by the Bank, and, upon request, shall make available to the Bank the originals, or copies in any case where the original has been delivered to the Bank, or to an Investor, of its Mortgage Notes and Mortgages included in Mortgage Loans, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

                                  ARTICLE VII
                               NEGATIVE COVENANTS

     The Company agrees that so long as the Commitment is outstanding or there remain any obligation of the Company to be paid or performed hereunder or under the Note, the Company shall not, either directly or indirectly, without the prior written consent of the Bank:

     Section 7.1  Indebtedness.  Incur, assume, guarantee, endorse, or otherwise
                  ------------
become liable for the obligation of any person or entity except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     Section 7.2  Sale or Pledge of Servicing Contracts.  Sell, pledge or grant
                  -------------------------------------
a security interest in any existing or future Servicing Contracts of the Company pursuant to the terms of this Agreement, or omit to take any action required to keep all such Servicing Contracts in full force and effect.

     Section 7.3  Merger; Sale of Assets; Acquisitions; Change in Control;
                  --------------------------------------------------------
Change of Senior Management.  Liquidate, dissolve, consolidate or merge or sell,
---------------------------
transfer or otherwise dispose of, any substantial part of its assets, nor acquire substantially all of the assets of another, nor permit a change in any of the following: (a) ownership beneficially or of record of more than ten percent (10%) of the voting stock of Company; (b) ownership beneficially or of record of more than ten percent (10%) of the voting stock of any company which controls the Company; or (c) Senior Management of Company or any company which controls the Company.

     Section 7.4  Deferral of Subordinated Debt.  Pay in advance of the stated
                  -----------------------------
maturity thereof any Subordinated Debt of the Company or, if an Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all obligations of the Company hereunder and under the Note have been paid and performed in full.

     Section 7.5  Loss of Eligibility.  Take, or fail to take, any action that
                  -------------------
would cause the Company to lose all or any part of its status as an eligible lender, as described under Section 5.13 hereof.

     Section 7.6  Proforma Debt to Adjusted Tangible Net Worth Ratio.  Permit
                  --------------------------------------------------
the proforma ratio of Debt to Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to exceed 10 to 1.

     Section 7.7  Minimum Adjusted Tangible Net Worth.  Permit Tangible Net
                  -----------------------------------
Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to be less than $2,000,000.

     Section 7.8  Loans to Officers, Employees and Shareholders.  Make any
                  ---------------------------------------------
personal loans or advances to any officers, employees or shareholders in all aggregate amount exceeding $100,000.

     Section 7.9  Special Negative Covenants Concerning Collateral.
                  ------------------------------------------------

          7.9(a) The Company shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Mortgage Loan pledged hereunder.

          7.9(b) The Company shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement) any of the Collateral or any interest therein.

          7.9(c) The Company shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

                                  ARTICLE VIII
                               DEFAULTS; REMEDIES

     Section 8.1  Events of Default.  The occurrence of any of the following
                  -----------------
conditions or events shall be an event of default ("Event of Default"):

          8.1(a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement when due; or

          8.1(b) Failure of the Company or any of its Subsidiaries to pay, or any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation beyond any period of grace provided; or breach or default with respect to any other material term of any other indebtedness or of any loan agreement, note, mortgage, security agreement, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Company or its Subsidiaries in the aggregate amount of $100,000 or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

          8.1(c) Failure of the Company to perform or comply with any term or condition applicable to it contained in Sections 6.1 through 6.13, inclusive, or
7.1 through 7.9, inclusive, of this Agreement; or

          8.1(d) Any of the Company's representations or warranties made herein or in any statement or certificate at any time given by the Company in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made; or

          8.1(e) The Company shall default in the performance of or compliance with any term contained in this Agreement other than those referred to above in subsections 8.1(a), (c) or (d) and such default shall not have been remedied or waived within thirty (30) days after receipt of notice from the Bank of such default; or

          8.1(f)(1) A court having jurisdiction shall enter a decree or order for relief in respect of the Company or any of its Subsidiaries or of any Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or (2) any other similar relief shall be granted under any applicable federal or state law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its Subsidiaries or of any Guarantor, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Company or any of its Subsidiaries or of any Guarantor for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any of its Subsidiaries or of any Guarantor, and the continuance of any such events in this clause (2) for sixty (60) days unless dismissed, bonded off or discharged; or

          8.1(g) The Company or any of its Subsidiaries or any Guarantor shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company or any of its Subsidiaries or any Guarantor of any assignment for the benefit of creditors; or the inability or failure of the Company or any of its Subsidiaries or of any Guarantor, or the admission by the Company or any of its Subsidiaries or any Guarantor in writing of its inability to pay its debts as such debts become due; or

          8.1(h) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of $25,000 shall be entered or filed against the Company or any of its Subsidiaries or any Guarantor or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          8.1(i) Any order, judgment or decree shall be entered against the Company decreeing the dissolution, liquidation or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

          8.1(j) Any Plan maintained by the Company or any of its Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Company's liability or any such Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than $25,000 (or in the case of a termination involving the Company or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

          8.1(k) The Company or any of its Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $25,000; or

          8.1(l) The Company shall purport to disavow its obligations hereunder or shall contest the validity or enforceability hereof; or the Bank's security interest in any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Bank's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment.

     Section 8.2  Remedies.
                  --------

          8.2(a)  Upon the occurrence of any Event of Default described in
Section 8.1(f) or (g) the unpaid principal amount of and accrued interest on the Note shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

          8.2(b) Upon the occurrence of any Event of Default (other than those described in Section 8.1(f) or (g)), the Bank may, by written notice to the Company declare all or any portion of the Advances to be due and payable whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Bank to make Advances shall thereupon terminate.

          8.2(c) Upon the occurrence of any Event of Default, the Bank may also do any one or more or all of the following:

          (1) Foreclose upon or otherwise enforce its security interest in and Lien on all of the Collateral or on any portion thereof to secure all payments and performance of obligations owed by the Company under this Agreement.

          (2) Notify all obligors of Collateral or on any portion thereof that the Collateral has been assigned to the Bank and that all payments thereon are to be made directly to the Bank or such other party as may be designated by the Bank; settle, compromise, or release, in whole or in part, any amounts owing of the Collateral, any such obligor or Investor or any portion of the Collateral, on terms acceptable to the Bank; enforce payment and prosecute any action or proceeding with respect to and any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

          (3) Act, or contract with a third party to act, as servicer of all or any item of Collateral requiring servicing and perform all obligations required in connection with Purchase Commitments, such third party's fees to be paid by the Company.

          (4) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of the State of Illinois or the state in which the Collateral is located, including but not limited to selling the Collateral at public or private sale. The Bank shall give the Company not less than ten (10) days' notice of any such public sale or of the date after which private sale may he held. The Company agrees that ten (10) days' notice shall be reasonable notice. At any such sale the Collateral may be sold as an entirety or in separate parts, as the Bank may determine. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Bank may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon all or any portion of the Collateral or to foreclose the pledge and sell all or any portion of the Collateral under a judgment or decree of a court or courts of competent jurisdiction, or both.

          (5) Proceed against the Company on the Note or against the Guarantors under the Guaranty or both.

          (6) Pursue any rights and/or remedies available at law or in equity against the Company or the Guarantors or both.

     8.2(d) The Bank shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale. The Company hereby waives any claims it may have against the Bank arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Bank accepts the first offer received and does not offer the Collateral, or any part thereof, to more than one offeree.

     8.2(e) The Company waives any right to require the Bank to (1) proceed against any Person, (2) proceed against or exhaust all or any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Bank shall not be required to take any steps necessary to preserve any rights of the Company against holders of mortgages prior in lien to the Lein of any Mortgage included in the Collateral or to preserve rights against prior parties.

     8.2(f) The Bank may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Bank in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the rate of interest specified in the Note, from the time of payment until repaid, shall become a part of principal balance outstanding under the Note.

     8.2(g) No failure on the part of the Bank to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

     Section 8.3  Application of Proceeds.  The proceeds of any sale or other
                  -----------------------
enforcement of the Bank's security interest in all or any part of the Collateral shall be applied by the Bank:

       First, to the payment of the costs and expenses of such sale or
       -----
enforcement, including reasonable compensation to the Bank's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Bank in connection therewith;

       Second, to the payment of any other amounts due (other than principal and
       ------
interest) under the Note or this Agreement;

       Third, to the payment of interest accrued and unpaid on the Note;
       -----

       Fourth, to the payment of the outstanding principal balance of the Note;
       ------
and

       Finally, to the payment to the Company, or to its successors or assigns,
       -------
or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds. If the proceeds of any such sale are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of the Note and all other amounts due hereafter, the Company shall remain liable for any deficiency.

     Section 8.4  Bank Appointed Attorney-in-Fact.  The Bank is hereby appointed
                  -------------------------------
the attorney-in-fact of the Company, with full power of substitution for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Bank may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Bank shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Company or in its own name, to endorse all Mortgage Loans payable to the order of the Company, or to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Mortgage Loans or and to give full discharge for the same.

     Section 8.5  Right of Set-Off.  If the Company shall default in the payment
                  ----------------
of the Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Bank, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all deposits of money or property or any other indebtedness at any time held or owing by the Bank or a parent company, affiliate, or subsidiary of the Bank to or for the credit of the account of the Company against and on account of the obligations and liabilities of the Company under the Note and this Agreement, irrespective of whether or not the Bank shall have made any demand hereunder and whether or not said obligations and liabilities shall have matured, provided, however, that the aforesaid right of set-off shall not apply to any deposits of escrow monies being held on behalf of the mortgagors under Mortgage Loans or other third parties.

     Section 8.6  Reasonable Assurances.  If, at any time during the term of the
                  ---------------------
Agreement, Bank has reason to believe that Company is not conducting its business in accordance with, or otherwise is not satisfying: (i) all applicable statutes, regulations, rules, and notices of federal, state, or local governmental agencies or instrumentalities, all applicable requirements of Investors and Insurers and prudent industry standards or (ii) all applicable requirements of Bank, as set forth in this Agreement, then, Bank shall have the right to demand, pursuant to written notice from Bank to Company specifying with particularity the alleged act, error or omission in question, reasonable assurances from Company that such a belief is in fact unfounded, and any failure of Company to provide to Bank such reasonable assurances in form and substance reasonably satisfactory to Bank, within the time frame specified in such written notice shall itself constitute an Event of Default hereunder. Company hereby authorizes Bank to take such actions as may be necessary or appropriate to confirm the continued eligibility of Company for Advances hereunder, including without limitation (i) ordering credit reports and (ii) contacting mortgagors, licensing authorities and Investors or Insurers.


                                   ARTICLE IX
                      REIMBURSEMENT OF EXPENSES; INDEMNITY

     The Company shall:

     Section 9.1  Cost of Enforcement.  Pay all out-of-pocket costs and expenses
                  -------------------
of the Bank, including reasonable attorney's fees, in connection with the enforcement of this Agreement, the Note, and other documents and instruments related hereto and the making and repayment of file Advances and the payment of interest thereon.

     Section 9.2  Payments of Taxes.  Pay, and hold the Bank and any holder of
                  -----------------
the Note harmless from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Bank and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

     Section 9.3  Indemnification.  Indemnify, pay and hold harmless the Bank
                  ---------------
and any of its
officers, directors, employees or agents and any subsequent holder of the Note from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") (excluding any such Indemnified liabilities resulting from failure by the Bank to perform any of its obligations under this Agreement, the Note, or any other document referred to herein as established in a suit between the Company and the Bank which may be the same suit in which indemnification is being sought hereunder by the Bank) which may be imposed upon, incurred by or asserted against the Bank or such holder in any way relating to or arising out of this Agreement, the Note, or any other document referred to herein or any of the transactions contemplated hereby or thereby to the extent that any such Indemnified liabilities result (directly or indirectly) from (i) the inaccuracy or incompleteness of any representation or warranty made by the Company in this Agreement or any schedule, statement, Exhibit or certificate furnished by the company pursuant to this Agreement or
(ii) the failure by the Company to observe or perform any term or provision of this Agreement or of any agreement executed in connection herewith, including without limitation any claims made, or any actions, suits or proceedings commenced or threatened, by or on behalf of any creditor (excluding the Bank and the holder or holders of the Note), security holder, shareholder, mortgagor, customer (including, without limitation, any person or entity having any dealings of any kind with the Company), trustee, director, officer, employee and/or agent of the Company acting in such capacity, the Company or any governmental regulatory body or authority (excluding the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and any other banking regulatory body or authority having jurisdiction over the Bank).

                                   ARTICLE X
                       DELIVERIES OF COLLATERAL DOCUMENTS

     The Bank exclusively shall deliver Pledged Mortgages to the Investor under the Purchase Commitment with respect thereto for its examination and purchase, against a bailee letter substantially in the form attached hereto as Exhibit H.
                                                                     ---------
The Bank may deliver any document relating to the Collateral to the Company for correction or completion against a properly executed trust receipt in the form approved by the Bank with instructions to the Company to either return the corrected document to the Bank within ten (10) Business Days after such delivery or redeem the Mortgage Loan from pledge. In the case of deliveries of Pledged Mortgages by the Bank, the Company shall deliver to the Bank a letter, to accompany the delivery, confirming the security interest of the Bank and designating the Bank as payee under any Purchase Commitment.

                                   ARTICLE XI
                                 MISCELLANEOUS

     Section 11.1  Relationship of Parties.  The relationship between Bank and
                   -----------------------
the Company is limited to that of creditor/secured party, on the one hand, and borrower, on the other hand.

The provisions herein for compliance with financial covenants and delivery of financial statements, are intended solely for the benefit of Bank to protect its interests as lender in assuring performance of the obligations hereunder, and nothing contained in this Agreement shall he construed as permitting or obligating Bank to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Bank to control the Company or to conduct the Company's operations, as creating any joint venture, agency, fiduciary, trustee, or other relationship between the parties other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decision to execute and deliver this Agreement.

     Section 11.2  Recourse.  The Company acknowledges and agrees that it is
                   --------
fully liable for repayment of all Advances and all sums due hereunder or under the Note and for performance of all obligations contained in this Agreement.

     Section 11.3  Notices.  All notices, demands, consents, requests and other
                   -------
communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telegraphed or mailed, first class, return receipt requested, postage prepaid, or by overnight delivery service or by telecopy or other telecommunications device addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person or by overnight delivery service or by telecopy or other telecommunications device, or if mailed on the third Business Day after being deposited in the mails or when delivered to the telegraph company, addressed as follows:

   if to the Company:    T.A.R. Preferred Mortgage
                         19702 MacArthur Blvd., Suite 200
                         Irvine, CA 92715
                         Attn: __________________________________

   with a copy to:       _________________________________
                         _________________________________
                         Attn: ___________________________
                         Telecopy No.:____________________

   if to the Bank:       PNC Mortgage Bank, N.A.
                         700 Deerpath Drive
                         Vernon Hills, IL 60061

                            Attn: Warehouse Lending
                           Telecopy No: 708-918-5316

     Section 11.4  Terms Binding Upon Successors; Survival.  The terms and
                   ---------------------------------------
provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Note, and shall be effective so long as the Commitment is outstanding or there remains any obligation of the Company hereunder or under the Note to be paid or performed.

     Section 11.5  Assignment.  This Agreement may not be assigned by the
                   ----------
Company. This Agreement and the Note, along with the Bank's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Bank, and any such transferee or assignee thereof may enforce this Agreement, the Note and such security interest.

     Section 11.6  Amendments.  This Agreement may be modified or amended by the
                   ----------
Lender at any time upon 30 days notice to the Company. Such modification or amendment will not take effect if, within fifteen (15) days from the date of such notice, the Lender receives a written objection to such modification or amendment from the Company. If no such objection is received by the Lender such modification or amendment will automatically become effective upon the 30th day from the date of such notice by the Lender.

     Section 11.7  No Waiver; Remedies Cumulative.  No failure or delay on the
                   ------------------------------
part of the Company or the Bank or any holder of the Note in exercising any right, power or privilege hereunder and no course of dealing between the Company and the Bank or the holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Company or the Bank or the holder of the Note would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank or the holder of the Note to any other or further action in any circumstances without notice or demand.

     Section 11.8  Invalidity.  In case any one or more of the provisions
                   ----------
contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision have not been included.

     Section 11.9  Participations.  The Bank may from time to time sell or
                   --------------
otherwise grant participations in the Commitment and the Note, and the holder of any such participation, if the participation agreement so provides, (i) shall, with respect to its participation, be entitled to all of the rights of the Bank and (ii) may exercise any and all rights of setoff or banker's lien with respect thereto, in each case as fully as time the Company were directly indebted to the holder of such participation in the amount of such participation; provided, however, that the Company shall not be required to send or deliver to any of the participants other than the Bank any of the materials or notices required to be sent or delivered by it under the terms of this Agreement, nor shall it have to act except in compliance with the instructions of the Bank.

     Section 11.10  Integration.  This Agreement, together with the Note, and
                    -----------
other documents executed pursuant to the terms hereof, constitute the entire agreement between the parties hereto, with respect to the subject matter hereof.

     Section 11.11  Additional Instruments, etc.  The Company shall execute and
                    ---------------------------
deliver such further instruments and shall do and perform all matters and things necessary or expedient to be done or observed for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded by this Agreement.

     Section 11.12  Governing Law.  This Agreement and the rights and
                    -------------
obligations of the parties hereunder and under the Note shall be construed in accordance with and governed by the laws of the State of Illinois.

     Section 11.13  Company Information.  The Company hereby authorizes the
                    -------------------
Bank to provide any Affiliate of the Bank with information regarding the Company, including copies of documents, financial statements, corporate records and reports, obtained by the Bank from the Company or any other entity during the course of the negotiation or administration of this Agreement.

     IN WITNESS WHEREOF, the parties hereto executed as of the date first above written.

                                         COMPANY:
                                         T.A.R. Preferred Mortgage


                                         By /s/ Todd A. Rodriguez
                                            ------------------------------
                                         Its: ____________________________

WITNESS my hand and official seal this 5 day of Dec. 1995.

                                         /s/ Cynthia A. Villaume
                                         ----------------------------------
                                         Notary Public

My Commission Expires: 5-12-95
[Seal]
                                         BANK
                                         PNC Mortgage Bank, N.A.



                                         By /s/
                                            -------------------------------
                                         Its: Vice President


WITNESS my hand and official seal this 11 day of December, 1995



                                         /s/ Cheryl E. Saref
                                         ----------------------------------
                                         Notary Public

My Commission Expires: 10-6-97
[Seal]

                     T.A.R. PREFERRED MORTGAGE CORPORATION



PNC Mortgage Bank, N.A.
440 N. Fairway Drive
Vernon Hills, IL 60061

RE: Warehousing Credit and Security Agreement dated _______________, 199__ (the "Agreement") by and between PNC Mortgage Bank, N.A. (the "Bank") and T.A.R. Preferred Mortgage Corporation (the "Company").

Ladies and Gentlemen:

We have acted as counsel to the Company in connection with the preparation, execution and delivery of the above referenced Agreement. This Opinion Letter is provided to you at the request of the Company pursuant to Section 4.1(a)(4) of the Agreement. Except as otherwise provided herein, capitalized terms used in the Opinion Letter are defined as set forth in the Agreement or the Accord (see below).

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the Federal Law of the United States and the Law of the State(s) of California.

Based upon and subject to the foregoing, we are of the opinion that:

     1.   The Agreement is enforceable against the Company.

     2. Execution and delivery by the Company of, and performance of its agreements in, the Agreement do not (i) violate the Constituent Documents, or (ii) breach, or result in a default under, any existing obligation of the Company under an Other Agreement, or (iii) breach or otherwise violate any existing obligation of the Company under a Court Order.

     3. Execution and delivery by the Company of, and performance by the Company of its agreements in, the Agreement do not violate applicable provisions of statutory law or regulation.

     4. Possession of the Mortgage Notes by the Bank, or its bailee, along with the filing of an executed UCC Financing Statement in California will give the Bank a perfected first lien security interest in the Collateral.

The General Qualifications apply to the No Violation of Law Opinion set forth in paragraph three (3) above as well as to the Remedies Opinion set forth in paragraph one (1) above.

We hereby confirm to you, pursuant to the request set forth in Section 5.5 of the Agreement, that there are no actions or proceedings against the Company pending or overtly threatened in writing, before any court, governmental agency or arbitrator which (i) seek to affect the enforceability of the Agreement, or
(ii) come within the objective standards established in the Agreement for disclosure of such matters.

A copy of this Opinion Letter may be delivered by you to syndicate participants, potential and actual, in connection with any sale, or potential sale, of participation interests in the warehousing line of credit established by the Agreement. Additionally, a copy of this Opinion Letter may be delivered by you to any state or federal regulatory entity in connection with your continued compliance of state and federal regulations or any such regulatory examination. Such syndicate participants and regulatory entities may rely on this Opinion Letter as if it were addressed and had been delivered to them on the date hereof. Subject to the foregoing, this Opinion Letter may be relied upon by you only in connection with the Transaction and may not be used or relied upon by you or any other person for any purpose whatsoever, except to the extent authorized in the Accord, without in each instance our prior written consent.

Very truly yours,


/s/ Walter F. Villaume
----------------------------
Attorney at Law
Cal. State Bar #120403

                     T.A.R. PREFERRED MORTGAGE CORPORATION


     I, Walter F. Villaume III, Corporate Secretary of T.A.R. Preferred Mortgage Corporation, do hereby certify that the following is true, complete and correct copy or a resolution duly adopted by the Board of Directors at a meeting held the 5th day of December, 1995, at which a quorum was present and voting throughout:

     RESOLVED, That T.A.R. Preferred Mortgage Corporation (the "Company") is hereby authorized to enter into a Warehouse Credit and Security Agreement with PNC Mortgage Bank, N.A. (the "Agreement") and that Todd A. Rodriguez is authorized to execute and deliver the Agreement on behalf of the Company.

     BE IT FURTHER RESOLVED, That the following individuals are authorized to sign and deliver all other notices, certificates, documents and instruments, to perform all obligations and to give all instructions contemplated under or in connection with the Agreement.

     Todd A. Rodriguez /s/                  Walter F. Villaume III /s/
                       -----------------                           -------------

     Cindy Villaume /s/                     Li-Lin Ko /s/
                    --------------------              --------------------------

     Jo Ann Niffenegger /s/                 Lori Cartwright /s/
                        ----------------                    --------------------

     Susan Lewis /s/                        G. Chehaiber /s/
                 -----------------------                 -----------------------

     Dipika Patel /s/                       Yvette P. Lawrence /s/
                  ----------------------                       -----------------

     Teresa M. Dowsett /s/                  Sheila Morrentino /s/
                       -----------------                      ------------------

     Colleen Mansfield /s/
                       ------------------

I FURTHER CERTIFY That the foregoing signatures of the signatories are true, correct and accurate and that said resolution has not been modified or rescinded and is in full force and effect as of the date hereof.

IN WITNESS WHEREOF I have set my hand and official seal of T.A.R. Preferred Mortgage Corporation this 5 day of December, 1995.

[Seal]

                                    /s/ Beth Owens
                                    ------------------------------
                                    Notary Public

                               STATE OF ILLINOIS
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

Filed with:  Secretary of State

This STATEMENT is presented to a filing officer                                                        For Filing Officer
 for filing pursuant to the Uniform Commercial                                               (Date, Time, Number, and Filing Office)
 Code.


Debtor(s) (Last Name First) and address(es)         Secured Party(ies) and address(es)

T.A.R. PREFERRED MORTGAGE                           PNC MORTGAGE BANK, N.A.
19702 MAC ARTHUR BLVD., SUITE 200                   440 N. FAIRWAY DR.
IRVINE, CA 92715I                                   VERNON HILLS, IL  60061

1.  This financing statement covers the following types (or items) of property:               ASSIGNEE OF SECURED PARTY

SEE PROPERTY DESCRIBED ON ATTACHED EXHIBIT A HERETO




2.   [x]  Products of Collateral are also covered.
      -


    [3]  Additional sheets presented.                                              T.A.R. PREFERRED MORTGAGE
     -
    [x] Filed with Office of Secretary of State of Illinois.                      By:_______________________________    Signature
     -                                                                            of (Debtor)
    [ ] Debtor is a transmitting utility as defined in Sec. UCC9-105                           (Secured Party)


                                                                                  Signature of Debtor Required in Most Cases;
                                                                                  Signature of Secured Party in Cases by UCC Sec.
                                                                                  9-402(2)


                                                          This form of financing statement is approved by the Secretary of State.

STANDARD FORM - UNIFORM COMMERCIA CODE - FORM UCC-1-REV. 1 - 75                                                            LI-092794


                      EXHIBIT A TO UCC FINANCING STATEMENT

Debtor:___________________________________

Secured Party: PNC Mortgage Bank, N.A.

As security for the payment of the Note (as defined in the Warehousing and Credit Security Agreement between Debtor and the Secured Party dated _______________, (the "Credit Agreement"), the Debtor hereby grants to the Secured Party a security interest in all existing and hereafter arising rights and interest of the Debtor in and to the following described property (collectively, the "Collateral"):

1. All Mortgage Loans, including all Mortgage Notes and Mortgages evidencing such Notes and Mortgage Loans and the related Mortgage Loan Documents, which are from time to time delivered or caused to be delivered to the Secured Party (including delivery to a third party on behalf of the Secured Party) pursuant hereto or in respect of which and Advance has been made by the Secured Party;

2. All mortgage insurance and all commitments issued by Insurers to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Debtor covering the Pledged Mortgages and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, said Insurer commitments and the Purchase Commitments, and all other documents or instruments delivered to the Secured Party in respect of the Pledged Mortgages, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Mortgage;

3. All right, title and interest of the Debtor in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other information and data of the Debtor relating to the Collateral;

4. All property of the Debtor, in any form or capacity now or at any time hereafter in the possession or direct or indirect control of the Secured Party or a parent company, affiliate or subsidiary of the Secured Party;

6.   All products and proceeds of any and all of the foregoing.

                         ATTACHMENT TO ILLINOIS UCC-1:
                       T.A.R. PREFERRED MORTGAGE (DEBTOR)
--------------------------------------------------------------------------------


SIGNATURES OF PARTIES:

     SECURED PARTY(IES) :

 This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code

1.  DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL)                                             14. SOCIAL SECURITY OR FEDERAL TAX NO.

T.A.R. PREFERRED MORTGAGE
-----------------------------------------------------------------------------------------------------------------------------------

1B.  MAILING ADDRESS                                             1C.  CITY, STATE                                1D. ZIP CODE

19702 MAC ARTHUR BLVD., SUITE 200                                     IRVINE, CA                                     92715
-----------------------------------------------------------------------------------------------------------------------------------
2.      ADDITIONAL DEBTOR    (IF ANY)  (LAST NAME FIRST - IF AN INDIVIDUAL)                  2A.  SOCIAL SECURITY OR FEDERAL TAX NO.
----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                     2C.  CITY,  STATE                                            2D. ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                                3A.  FEDERAL TAX NUMBER
-----------------------------------------------------------------------------------------------------------------------------------

4.   SECURED PARTY                                                                       44.  SOCIAL SECURITY NO., FEDERAL TAX NO.
       NAME PNC MORTGAGE BANK, N.A.                                                          OR
       MAILING ADDRESS  440 N. FAIRWAY DR.                                                    BANK TRANSIT AND A.B.A. NO. 5.
       CITY  VERNON HILLS                    STATE IL                  ZIP CODE 60061
-----------------------------------------------------------------------------------------------------------------------------------
5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                  5A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                         OR
                                                                                         BANK TRANSIT AND A.B.A. NO.
   NAME
   MAILING ADDRESS
   CITY                                     STATE                      ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required)
    SEE PROPERTY DESCRIBED ON ATTACHED EXHIBIT A HERETO


                                                   No. of Additional Sheets Presented: 2
 ==================================================================================================================================
7.  CHECK   [x]                 8A. [x]  PRODUCTS OF COLLATERAL            7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
 IF APPLICABLE                  ARE ALSO COVERED                                INSTRUCTION 5(a) ITEM:

                                                                                [ ]  (1)  [ ]  (2)  [ ]  (3)  [ ]  (4)
-----------------------------------------------------------------------------------------------------------------------------------
8.  CHECK      [x]              [x]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SEC. 9105 (1) (n)
 IF APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------
9.                                                      DATE:                  C        10.  THIS SPACE FOR USE OF FILING OFFICER
  T.A.R. PREFERRED MORTGAGE                                                    O             (DATE, TIME, FILE NUMBER
                                                                               D             AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                                                      E
------------------------------------------------------------------------------
                                                                                1

PNC MORTGAGE BANK N.A.                                                          2

SIGNATURE OF SECURED PARTY(IES)                                                 3
------------------------------------------------------------------------------
                                                                                4

                                                                                5
===============================================================================
 11. RETURN COPY TO                                                             6
===============================================================================
 JOANNE HOLSTRO                                                    FORM UCC-1   7
 PNC MORTGAGE BANK N.A.                   Approved by the Secretary of State
 700 DEERPATH                                                                   8
 VERNON HILLS, IL 60061
                                                                                9

                                                                                0
===================================================================================================================================

                                    Page 2

                                                                       EXHIBIT A

                                PROMISSORY NOTE

$5,000,000                                Date: ________________, 19___


  FOR VALUE RECEIVED, the undersigned (herein called the "Company"), hereby promises to pay, on demand, to the order of PNC Mortgage Bank, National Association (the "Bank" or, together with its successors and assigns, the "Holder") at 440 N. Fairway Drive, Vernon Hills, IL 60061, or at such other place as the Holder may designate from time to time, the principal sum of Five Million Dollars ($5,000,000) or so much thereof as may be outstanding from time to time, pursuant to the Warehousing Credit and Security Agreement (described below), and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, at a rate per annum equal to the Base Rate plus two and one-half of one percent (2.5%) (as hereinafter defined) of the Bank. All interest and transaction fees will be deducted from the proceeds remitted from the Investor to the Bank on each individual loan. In the event the total sum of the advance plus such fees and interest exceeds the remittance amount received from the investor, the deficit amount shall be deemed in arrears and will be payable to the Bank on the second day of each month. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

  As used herein, the term "Base Rate" shall mean the rate of interest from time to time established and publicly announced by file Bank in its sole discretion, at its then applicable Base Rate of interest to be used as an index in determining actual interest rates to be charged to certain of the Bank's borrowers. The rate of interest hereunder shall be adjusted as of the effective date of each change in the Base Rate.

  Should any issue arise as to the Base Rate in effect on any date or for any period, a certificate as to the Base Rate in effect on such date or for such period, executed by the chief financial officer of the Bank, shall be deemed conclusively to establish such Base Rate.

  Interest shall be computed on file basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period.

  All payments due under this Note shall be made in lawful money of the United States of America in immediately available funds. If any payment required to be made by the Company hereunder becomes due and payable on a Saturday, Sunday or holiday, the due date thereof shall be extended to the next succeeding business day and interest hereon shall be payable at the then applicable rate during such extension. The holder of this Note is hereby authorized to record the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of this Note and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Company hereunder.

  Payments shall be applied first to the interest due hereunder at the applicable rate set forth above and the balance thereof shall be applied on account of the principal of this Note.

  This Note is the note referred to in that certain Warehousing Credit and Security Agreement dated the date hereof between the Company and the Bank (the "Agreement") and is entitled to the benefits thereof. Capitalized terms used herein without definition shall have the meanings given them in said Agreement.

  Upon failure of the Company to pay any payment due hereunder in full when due or upon the occurrence of an Event of Default, the entire unpaid principal balance hereof plus accrued and unpaid interest thereon shall, at the option of the Blink, mature and become immediately due and payable.

 This Note may be prepaid in whole or in part at any time without premium or penalty.

  The Company hereby agrees to pay, in addition to all of the sums of money due hereunder, all costs of collection and attorneys' fees, whether suit be brought or not, and all other amounts due under the Agreement, if this Note is not paid in full when due, whether at the stated maturity or by acceleration. No provision hereof may be waived or modified orally, but all such waivers or modifications shall be in writing.

  The Company hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor.

  This Note shall be construed and enforced in accordance with the laws of the State of Illinois, without reference to its principles of conflicts of law.

 IN WITNESS WHEREOF, the Company has executed this Note on the day and year first above written.

                              By: /s/ Walter Villaume
                                  ---------------------------

STATE OF CALIFORNIA      )
                    SS   )
COUNTY OF SAN BERNADINO  )



    I, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Walter Villaume personally appeared before me in said jurisdiction, being personally well known (or satisfactorily proven) to me to be the person named in the foregoing and annexed Promissory Note bearing date as of the 6th day of December, 1995, who, being by me first duly sworn, acknowledged said instrument to be his free act and deed and that he executed and delivered the same as such.

 Witness my hand and official seal this 6th day of December, 1995.


                              /s/ Jo Anne Niffenagger
                              ----------------------------------
                              Notary Public



My Commission Expires:


January 30, 1998  [SEAL]

                SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPALS
                -----------------------------------------------

                               AUTHORIZED SIGNERS


Company Name:  T.A.R. PREFERRED MORTGAGE CORPORATION

Effective Date:  11/9/1995


Authorized to sign Wire Advance Requests:

        Name                          Title                             Signature
        ----                          -----                             ---------

Todd A. Rodriguez             CEO                               /s/
-----------------------       ----------------------          --------------------------
Walter F. Villaume            Secretary                         /s/
-----------------------       ----------------------          --------------------------
Li-Lin Ko                     CFO                               /s/
-----------------------       ----------------------          --------------------------
JoAnn Niffenegger             Controller                        /s/
-----------------------       ----------------------          --------------------------

-----------------------       ----------------------          --------------------------

-----------------------       ----------------------          --------------------------

-----------------------       ----------------------          --------------------------



        Name                          Title                            Signature
        ----                          -----                            ---------

Sheila Morrentino             Shipping - 2nd T.D.               /s/
-----------------------       ----------------------          ---------------------------
Colleen Mansfield             Shipping - First T.D.             /s/
-----------------------       ----------------------          ---------------------------
Jo Ann Niffenegger            Controller                        /s/
-----------------------       ----------------------          ---------------------------

-----------------------       ----------------------          ---------------------------

-----------------------       ----------------------          ---------------------------

-----------------------       ----------------------          ---------------------------

Approved By:



/s/ Walter F. Villaume                  /s/ Todd A Rodriguez
------------------------------          ----------------------------------
Signature                               Name, Title (President/CEO)

President and Secretary
Walter F. Villaume III

                               AUTHORIZED SIGNERS


Company Name:  T.A.R. PREFERRED MORTGAGE CORPORATION

Effective Date:  12/7/1995


Please add the following individuals as authorized to sign Wire Advance
Requests:


       Name                       Title                      Signature
       ----                       -----                      ---------

G. Chehaiber               Second T.D. Funder            /s/
---------------------      ----------------------      ----------------------
Yvette Lawrence            First T.D. Funder             /s/
---------------------      ----------------------      ----------------------
Dipika Patel               First T.D. Funder             /s/
---------------------      ----------------------      ----------------------

---------------------      ----------------------      ----------------------

---------------------      -----------------------     ----------------------

Approved by:


/s/ Walter F. Villaume              Walter F. Villaume, President/Secretary
-----------------------------

                                                                       EXHIBIT B
                                    GUARANTY

THIS GUARANTY (the "Guaranty") made and entered into as of the _____ day of _____________, 1995 by Todd Rodriguez, (the "Guarantor"), to and for the benefit of PNC Mortgage Bank, National Association (the "Lender").

                                  WITNESSETH:

  WHEREAS contemporaneously herewith subject to certain terms and conditions, Lender has agreed to extend a revolving line of credit (the "Loan") to T.A.R. Preferred Mortgage (the "Borrower"), in the maximum principal amount of Five Million Dollars ($5,000,000), as evidenced by that certain promissory note (the "Note") of even date herewith made by Borrower and currently payable to Lender pursuant to the terms, obligations, and agreements contained in that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loan Servicing Rights) between Borrower and Lender of even date herewith (the "Credit Agreement"); and

  WHEREAS, Lender has advised Guarantor and Borrower that it will not make any advances of funds under the Loan unless, among other matters, Guarantor guarantees to Lender the timely repayment of amounts owing under the Note, as hereinafter provided, because Guarantor will derive substantial financial benefits from the Loan.

  NOW, THEREFORE, in order to induce Lender to make advances to Borrower under the aforesaid Loan transaction, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees, as follows:

  Section 1.  Incorporation of Recitals and Definition of Loan Documents.  The
              ----------------------------------------------------------
foregoing recitals are hereby acknowledged and agreed to be true and are hereby incorporated into the body of this Guaranty by reference to the same extent as if herewith set forth in full. The Note, the Credit Agreement and all other documents, instruments and certifications evidencing or securing the Loan are sometimes herein collectively referred to as the "Loan Documents."

  Section 2.    Guaranty of Payment.  The Guarantor hereby absolutely and
                -------------------
unconditionally guarantees to Lender, its successors and assigns, as the current holder of the Note, (i) the prompt and unconditional payment of the total amount of principal advanced from time to time under the Note, and (ii) the prompt and unconditional payment of all interest, costs, charges, expenses and reasonable attorneys' fees in connection with the Loan as the same shall become due and payable under any of the Loan Documents (whether at stated maturity, by acceleration or otherwise).

  Guarantor further hereby unconditionally and irrevocably agrees and guarantees to make full and prompt payment to Lender of any of the indebtedness or other sums paid to Lender pursuant to the Loan Documents which Lender is subsequently ordered or required to pay or disgorge on the grounds that such payment constituted an avoidable preference or a fraudulent transfer under applicable bankruptcy, insolvency or fraudulent transfer laws; and Guarantor shall fully and promptly indemnify Lender for all costs (including, without limitation, attorneys' fees) incurred by Lender in defense of such claims of avoidable preference or fraudulent transfer.

 This is a guaranty of payment and performance and not of collection only.

  Section 3.  Subordination of Other Indebtedness.  Any indebtedness of the
              -----------------------------------
Borrower to the Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation the Guarantor may have as a result of any payment by the Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is hereby subordinated until payment in full of the indebtedness of the Borrower to the Lender under the Loan Document and all other obligations hereunder. Until payment in full with interest of the indebtedness of the Borrower to the lender (and including interest accruing on the Note after any petition under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), which post-petition interest the parties agree shall remain a claim that is prior and superior to any claim of the Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under the Bankruptcy Code generally), the Guarantor agrees not to accept any payment or satisfaction of any kind of any indebtedness of the Borrower to the Guarantor. Further, the Guarantor agrees that until such payment in full: (i) no Guarantor shall accept payment from any other Guarantor by way of contribution on account of any payment made hereunder by such party to the Lender; (ii) no one of them will take any action to exercise or enforce any rights to such contribution; and
(iii) if any individual or entity comprising the Guarantor should receive any payment, satisfaction or security for any indebtedness of the Borrower to any individual or entity comprising the Guarantor or for any contribution by any other individual or entity comprising the Guarantor for payment made hereunder by the recipient to the Lender at any time the Borrower is in default under the Loan Documents, the same shall be delivered to the Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for the indebtedness of the Borrower to the Lender. This provision shall not restrict or impair Guarantor's right to receive compensation from Borrower for his service to Borrower as an employee.

  Any lien or charge on the Collateral (as defined the Credit Agreement), all rights therein and thereto, and on the profits, losses, income and distributions to be realized therefrom, which the Guarantor may have or obtain as security for any loans or advances to Borrower shall be, and such lien or charge hereby is, subordinated to the indebtedness of the Borrower to the Lender under the Credit Agreement and the Note.

  Section 4.  Right to Set-Off.  The Guarantor further agrees that upon the
              ----------------
occurrence of an Event of Default (as defined in the Credit Agreement), the Lender shall have the right to set off amounts owing in respect of the Loan against other amounts in its possession and otherwise owing to the Guarantor.

  Section 5.  Benefit. This Guaranty may be assigned or transferred in whole or
              -------
in part by Lender, and the benefit of this Guaranty shall automatically pass with a transfer or assignment of any portion of the Note to any subsequent owner or holder. All references to Lender therein or herein shall be deemed to include any successor or assignee of Lender or any subsequent owner or holder of the Note.

  Section 6.  Actions by Lender.  No action which Lender may take or omit to
              -----------------
take in connection with the Loan Documents or the administration of the Loan, nor any course of dealing with Borrower or any other person shall release Guarantor's obligations hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Lender. By way of example, but not in limitation of the foregoing, Guarantor hereby expressly agrees that Lender may, from time to time, and without notice to Guarantor:

  (a) Amend, change or modify, in whole or in part, any of the Loan Documents or increase the amount of the Loan;

 (b) Accelerate, change, extend or renew the time for payment of the Note;

  (c) Waive any terms, conditions or covenants of the Note, the Credit Agreement or any Loan Document, or grant any extension of time or forbearance for performance of the same;

 (d) Compromise or settle any amount due or owing, or claimed to be due or owing, under the Note;

  (e) Surrender, release or subordinate any or all security for the Note or accept additional or substituted security therefor; and

 (f) Release, substitute or add a Guarantor or Guarantors of the Note.

  The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions and modifications of the Loan Documents, and all references to any of the Loan Documents shall be deemed to include any renewal, extension, amendment or modification thereof.

  Section 7.  Waiver of Notice.  Guarantor expressly waives notice of acceptance
              ----------------
of this Guaranty and diligence in collecting sums due under the Note or the enforcing of any of the terms of the Loan Documents, or the taking of any action with reference to the Note or any liability under this Guaranty.

  Section 8.  Independent Obligation.  The obligation of the Guarantor hereunder
              ----------------------
shall he, in each instance, absolute and unconditional, and independent of the obligations of Borrower. Lender may proceed directly against the Guarantor to enforce its rights under this Guaranty without proceeding against or joining the Borrower and without applying or enforcing any security for the Note. Guarantor hereby waives any rights he may have to compel Lender to proceed against Borrower, or any security, or to participate in any security for sums guaranteed hereby.

  Section 9.  Delegation.  Guarantor's obligations hereunder shall not be
              ----------
assigned nor delegated.

  Section 10.  No Oral Change.  This Guaranty may not be changed or amended,
               --------------
except by a writing signed by the party against whom enforcement of such change or amendment is sought, and no obligation of the Guarantor shall be released or waived by Lender or any subsequent owner or holder of the Note, except by a writing signed by the owner or holder of the Note.

  Section 11.  Cost of Enforcement.  Guarantor agrees to indemnify Lender for
               -------------------
all costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred or paid by Lender in enforcing this Guaranty, whether or not litigation is commenced.

  Section 12.  Financial Statements.  The balance sheet and income statement of
               --------------------
the Guarantor heretofore furnished to the Lender, fairly present the financial condition of the Guarantor as of the date thereof. The Guarantor has, as of the date hereof, no material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments known to Guarantor not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Guarantor, except as heretofore disclosed to the Lender in writing. Since the date thereof, there has been no material adverse change in the business, operations, assets or financial condition of the Guarantor nor is the Guarantor aware of any state of facts which (with or without notice or lapse of time or both) is expected to result in any such material adverse change. During the term of this Guaranty, Guarantor shall, within one hundred twenty (120) days after the end of each calendar year, provide financial statements to Lender for such calendar year certified by Guarantor as true and correct, which statements shall be in form and detail acceptable to Lender.

  Section 13.  Governing Law and Consent to Jurisdiction.  This Guaranty shall
               -----------------------------------------
be governed by and construed in accordance with the laws of the State of Illinois. In the event of any litigation arising out of this Guaranty, Guarantor agrees that the substantive law of the State of Illinois shall apply, Including, without limitation, all provisions relating to the rights and remedies of the owner or holder of the Note against any security therefor and/or Guarantor. Guarantor hereby consents to jurisdiction within the State of Illinois for purposes of such litigation. Nothing herein contained however, shall prevent any owner or holder of the Note from bringing any action or exercising any rights against any security or against the Guarantor or against any property of the Guarantor within any other jurisdiction or state. Initiating such proceeding or taking such action in any other jurisdiction or state shall not, however, constitute a waiver of the agreement contained herein that the laws of the State of Illinois shall govern the rights and obligations of the parties hereunder.

  Section 14.  Invalidity of Particular Provisions. If any term or provision of
               -----------------------------------
this Guaranty shall be determined to he illegal or unenforceable, all other terms and provisions thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

  Section 15.  Headings.  The headings used herein are for purposes of
               --------
convenience only and shall not be used in construing the provisions hereof.

  Section 16.  Notice of Special Events.  If the Guarantor shall become bankrupt
               ------------------------
or insolvent, or any application shall be made to have Guarantor declared bankrupt or insolvent, or a receiver or trustee shall be appointed for Guarantor or for all or a substantial part of the property of Guarantor, or if Guarantor shall make an assignment for the benefit of the creditors, notice of such occurrence or event shall be promptly furnished to Lender by Guarantor.

  Section 17.  Notices.  All notices, demands, consents, requests and other
               -------
communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telegraphed or mailed, first class, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, or if mailed on the third business day after being deposited in the mails or when delivered to the telegraph company, addressed as follows:

 If to the Guarantors:



 If to the Lender:   PNC Mortgage Bank, N.A.
                     700 Deerpath Drive
                     Vernon Hills, IL 60061
                     Attn:  Warehouse Lending

  Section 18.  Termination of Guaranty.  Guarantor hereby agrees that this
               -----------------------
Guaranty shall remain in full force and effect despite the cancellation of the Note and that the Guaranty shall not terminate until full and indefeasible repayment of all principal, interest, costs, charges and expenses due under the Loan (including, without limitation, not subject to challenge or refund in the event of bankruptcy and after the expiration of any preference period), whereupon liability of the Guarantor hereunder shall automatically cease. Until all obligations of the Borrower to Lender under the Note and the Credit Agreement have been fully performed, the Guarantor shall have no right of subrogation against Borrower or any partner comprising Borrower.

  Section 19.  Heirs, Successors and Assigns.  The obligations of the Guarantor
               -----------------------------
herein shall be binding upon the Guarantor and the Guarantor's heirs, successors, assigns, executors and administrators, jointly and severally, for the performance of the obligations of the Guarantor herein.

  Section 20.  Independent Guaranty.  Nothing in this Agreement shall affect or
               --------------------
limit any rights or remedies which Lender may have against the Guarantor under any other Guaranty from the Guarantor to the Lender.

  Section 21.  Waiver of Jury Trial.  Guarantor hereby (i) covenants and agrees
               --------------------
not to elect a trial by jury of any issue triable of right by a jury, and (ii) waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily, by each of the undersigned hereunder, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. Lender is hereby authorized and requested to submit this Guaranty to any court having jurisdiction over the subject matter and the parties hereto, so as to serve as conclusive evidence of the undersigned's herein contained waiver of the right to jury trial. Further, each of the undersigned hereby certifies that no representative or agent of the Lender (including the Lender's counsel) has represented, expressly or otherwise, to any of the undersigned that the Lender will not seek to enforce this waiver or right to jury trial provision.

  Section 22.  Relationship of the Parties.  This Guaranty provides for the
               ---------------------------
guaranteeing by the Guarantor of performance of Borrower's obligations to the Lender under a certain revolving line of credit made by Lender, in its capacity as a lender, to the Borrower, in its capacity as a borrower. The relationship between Lender and the Guarantor is limited to that of creditor/secured party, on the one hand, and Guarantor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements, are intended solely for the benefit of Lender to protect its interests as Lender in assuring performance of the obligations hereunder, and nothing contained in this Guaranty shall be construed as permitting or obligating Lender to act as a financial or business advisor or consultant to Guarantor, as permitting or obligating the Lender to control Guarantor or to conduct Guarantor's operations, as creating any fiduciary obligation on the part of Lender to Guarantor, or as creating any joint venture, agency, or other relationship between the parties other than as explicitly and specifically stated in this Guaranty. The Guarantor acknowledges that he has had the opportunity to obtain the advice of experienced counsel of his own choosing in connection with the negotiation and execution of this Guaranty and to obtain the advice of such counsel with respect to all matters contained herein, including, without limitation, the provision in Paragraph 21 above for waiver of trial by jury. The Guarantor further acknowledges that he is experienced with respect to financial and credit matters and has made his or her own independent decision to execute and deliver this Guaranty.

  IN WITNESS WHEREOF, this Guaranty has been executed under seal as of the day and year first above written.


                              By /s/ Todd G. Rodriguez
                                 ------------------------------

County of Orange
State of California

  I, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Todd Rodriguez personally appeared before me in said jurisdiction, being personally well known (or satisfactorily proven) to me to be the person named in the foregoing and annexed Guaranty bearing date as of the 5th day of December, 1995, who, being by me first duly sworn, acknowledged said instrument to be his free act and deed and that he executed and delivered the same as such.

 WITNESS my hand and official seal this 5th day of December, 1995.


                              /s/ Cynthia A Villaume
                              -------------------------------
                              Notary Public

My Commission Expires: December 12, 1998

[Seal]

                                                                       EXHIBIT K

              POWER OF ATTORNEY TO ENDORSE NEGOTIABLE INSTRUMENTS

  Know by all men by these presents: TAR PREFERRED MORTGAGE CORPORATION herein called "the Company", does hereby make, constitute and appoint PNC Mortgage-Bank, National Association herein called "the Bank", to be the true and lawful attorney for the Company, and in the name place and stead of the Company to endorse all checks, promissory notes and other negotiable security instruments or documents related thereto, giving and granting to said attorney by these presents full power and authority in and about the premises to have, use, and take all lawful ways and means in the name of the Company for the purpose aforesaid. And, generally, all and every other act or acts necessary to be done in and about the premises, for the Company and in the name of the Company, to do, execute, and perform as fully and effectively as the Company might do as if acting on its own behalf; hereby ratifying and confirming all that the attorney shall do by virtue of these presents, and the payee on of such amounts and without inquiry as to the circumstances of issue, negotiation assignment or as to the disposition of the proceeds thereof, or as to whether the same be required or applied for the Company's business or benefit, even if drawn indorsed or payable to bearer or the individual order of attorney.

  This power of attorney shall remain in full force and be binding, until termination of the Warehouse Credit and Security Agreement (the "Agreement") between the Company and the Bank, and until all liability contracted thereunder before termination of said Agreement, shall have been fully satisfied.

Dated: December 5, 1997

TAR PREFERRED MORTGAGE CORPORATION


By: /s/ Todd A. Rodriguez
    ----------------------------

Its:____________________________



State of California

County of Orange

  I, Cynthia Villaume, a Notary Public in and for the County and State aforesaid, do hereby certify that Todd Rodriguez personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the instrument as his free and voluntary act for the uses and purposes therein set forth.

 Given under my hand and Notarial Seal this 5th day of December, 1995.


/s/ Cynthia A. Villaune
-------------------------------
    Notary Public